UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital World Bond Fund

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Staying the course amid financial turbulence

Annual report for the year ended September 30, 2009

Capital World Bond Fund® seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 3.03%. The fund’s distribution rate for Class A shares as of that date was 3.82%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Bond ratings are generally issued by independent rating agencies and are designed to provide an indication of an issuer’s creditworthiness. See the fund’s most recent statement of additional information for details. Investing in non-U.S. bonds may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

4	Staying the course amid financial turbulence

The global fixed-income marketplace has undergone extraordinary disruption over the past year. Yet despite challenges around the world, the portfolio counselors of Capital World Bond Fund have remained steady in their investing principles.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	About your fund

11	Summary investment portfolio

15	Financial statements

35	Board of directors and other officers

Fellow shareholders:

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We are pleased to report to you at the end of Capital World Bond Fund’s 2009 fiscal year, which saw a great deal of volatility in markets around the globe. For the 12 months ended September 30, 2009, the fund rose 13.2% on a total return basis. In comparison, the fund’s peer group measurement, the Lipper Global Income Funds Index, returned 12.8%. The Barclays Capital Global Aggregate Index, a measure of investment-grade fixed-income markets which is unmanaged and does not include expenses, rose 13.5%.

The fund’s total return was aided by the income generated by the portfolio’s holdings. For the fiscal year, fund shareholders received quarterly dividends totaling 90 cents a share and a one-time special dividend of 9 cents a share. Those dividends provided shareholders with an income return of 5.4% for those reinvesting their income. Those opting to take income in cash realized an income return of 5.2%.

United States
The U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, posted a 10.6% gain for the fiscal year, despite an extraordinarily difficult first six months. U.S. dollar-denominated bonds represented 34.9% of the fund’s total portfolio as of September 30.

In the wake of the collapse of Lehman Brothers, the demand for corporate bonds, asset-backed securities and many other asset classes deteriorated, sending prices tumbling. Only U.S. Treasuries rose, and they did so sharply as many investors sought their perceived safety.

The Federal Reserve, in consultation with other central banks, dropped interest rates to a target range of zero to 0.25% and took an active role in propping up bond markets by purchasing U.S. Treasuries and mortgage-backed securities. A number of fiscal stimulus plans by both the Bush and Obama administrations were also put into action.

As the acute issues surrounding the financial crisis waned, bond investors returned to the market with a new appetite for risk. After the new year, corporate bonds regained strength, and even high-yield bonds rose sharply in value. Treasury yields came off their historic lows as well.

Europe
In the first part of the fund’s fiscal year, European non-governmental bonds followed their American counterparts lower. Government debt issued in local currencies held up better, but U.S. Treasuries remained the safe haven of choice for bond investors around the globe.

The Bank of England and the European Central Bank coordinated closely with the Federal Reserve and other central banks in addressing the global economic downturn. They too cut rates to historic lows, and have yet to raise them.

[Begin Sidebar]
Results at a glance

For periods ended September 30, 2009, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime1

Capital World Bond Fund
(Class A shares)	13.17%	6.25%	7.03%	7.51%

Barclays Capital Global
Aggregate Index2	13.51	6.11	6.41	7.53

Lipper Global Income
Funds Index	12.77	5.00	5.82	—	3

1 Since August 4, 1987.
2 The Lehman Brothers Global Aggregate Index began on December 31, 1989, and was renamed the Barclays Capital Global Aggregate Index in 2008. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index results were used. Market indexes are unmanaged and their results include reinvested dividends, but do not reflect the effect of sales charges, commissions or expenses.

3 This index did not exist prior to December 30, 1988, and its results do not reflect the effect of sales charges.
[End Sidebar]

As the market recovery got under way in 2009, euro-denominated government bonds fared better than U.S. government bonds, especially as the euro strengthened and investors started moving out of U.S. Treasuries. For the full year, euro-denominated bonds, as measured by the Barclays Capital Global Aggregate Index in U.S. dollars, gained 15.9% — with 4.6 percentage points of that return coming from the euro’s strength against the dollar. Euro-denominated bonds represented 30.5% of the fund’s portfolio.

Other developed markets
Japanese bonds helped provide strong total returns for the fund, though in large part due to the yen’s strength against the U.S. dollar rather than those bonds’ growth in value. Indeed, in local currency, Japanese bonds fared worse than U.S. bonds, given the local bonds’ low yields.

Bonds issued in the Australian and Canadian markets saw high single-digit returns in local currency terms, and the Australian dollar’s strength against the U.S. dollar helped boost returns from that nation significantly. Both countries weathered the financial crisis better than the United States and Europe did.

Developing markets
The national economies in developing markets were generally spared many of the financial problems that befell developed markets’ financial systems. However, stocks and bonds from developing markets fell just as much as their developed-market counterparts, or more in some cases.

Approximately 13% of the Capital World Bond Fund portfolio is invested in securities from developing markets as of September 30. Nearly all of these investments produced solid double-digit returns in their local markets. However, when adjusted for currency, bonds from Mexico and Poland suffered losses due to the strength of the U.S. dollar. Bonds from developing markets in Asia saw positive returns in local currency terms.

Managing the portfolio
The portfolio counselors of Capital World Bond Fund managed the fund through a difficult period, but continued to focus on longer term value and keeping volatility in check. As a result, we are gratified with this fiscal year’s returns.

Corporate bonds made up 24.6% of the portfolio at the end of the fiscal year, an increase from 19.6% a year ago. While many corporate bonds lost significant value in the market’s downturn, they also recovered strongly over the spring and summer. We were selective in making additional investments among corporate issues, and the vast majority of these bonds are still of high quality.

The fund’s positions in U.S. Treasuries rose slightly during the course of the fiscal year, while its holdings in government debt of other nations decreased. The fund’s holdings in mortgage- and asset-backed obligations fell to 11.2% as of September 30, down from 14.9% a year ago. The fund continues to hold a high percentage of high-quality securities; 79.4% of the portfolio is A-rated or better.

Looking ahead
After a difficult and extraordinary year, it appears that global markets are stabilizing. There are certainly potential problems that have yet to be dealt with, and additional volatility is possible. However, we are encouraged by the extent to which the fiscal and monetary policy has worked in staving off some of the worst effects of the downturn. For more views on the past year and what the future may hold, please review this report’s feature article, starting on page 4.

We continue to be encouraged by the fund’s growth in assets and shareholders over the past year, especially given the market’s difficulties in the first part of the period. We have welcomed more than 30,000 new shareholders to the fund, and the fund’s net assets have grown by more than $280 million. We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell

Mark H. Dalzell
President

November 9, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended September 30	Capital World Bond Fund3	Citigroup World Government Bond Index3	Consumer Price Index (inflation)5	Barclays Capital Global Aggregate Index3,4

8/4/87	$9,625	$10,000	$10,000	$10,000
*1987	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,257
1993	17,332	19,187	12,750	18,742
1994	17,225	19,535	13,128	18,714
1995	20,343	22,696	13,462	21,668
1996	21,903	23,649	13,866	22,910
1997	22,863	24,219	14,165	24,152
1998	24,330	27,023	14,376	27,260
1999	24,252	27,152	14,754	26,848
2000	23,308	26,093	15,264	26,266
2001	24,748	27,831	15,668	28,359
2002	26,967	30,744	15,905	31,019
2003	32,721	35,167	16,274	34,899
2004	35,325	37,629	16,687	37,173
2005	37,635	38,766	17,469	38,360
2006	38,783	39,632	17,830	39,593
2007	42,716	43,077	18,321	42,840
2008	42,261	45,620	19,225	44,042
2009	47,829	51,907	18,978	49,993
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3With dividends and capital gains reinvested or interest compounded.

4Barclays Capital Global Aggregate Index (formerly Lehman Brothers Global Aggregate Index) did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses. Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2009)*
	1 year	5 years	10 years

Class A shares	8.91%	5.44%	6.62%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.87% for Class A shares as of September 30, 2009. Investments results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

[photo of gondolas in water - buildings in the background]

[Begin Photo Caption]
Mark Dalzell, portfolio counselor

“As a bond investor, it’s important to have a wide range of investment choices — in other words, as many different places to look for value as possible.”
[photo of Mark Dalzell]
[End Photo Caption]

Staying the course amid financial turbulence

The global fixed-income marketplace has undergone extraordinary disruption over the past year. Yet despite challenges around the world, the portfolio counselors of Capital World Bond Fund have remained steady in their investing principles.

During the course of Capital World Bond Fund’s most recent fiscal year, markets around the globe saw extraordinary volatility. While these financial upheavals have required vigilance, they have not undermined the portfolio counselors’ confidence in their investment philosophy and their outlook for the fund.

Recently, portfolio counselors and an investment analyst who manage Capital World Bond Fund sat down together to talk about what the world looks like today, and the potential investments that present themselves. Portfolio counselors Mark Dalzell, Jim Mulally, Thomas Hogh and Rob Neithart, as well as analyst Ellen Carr, shared their views in a wide-ranging discussion about managing the fund during difficult times.

Let’s start by discussing the past 12 months. What happened?

Rob: The last 12 months in bond markets encompass an incredibly wide range of emotion and expectations for what’s coming next. That captures the fear of global financial meltdown; severe, real-time recession; and fears that the financial system and the policy response just wouldn’t be adequate.

Jim: At the beginning of the period, you had the accumulating problems in the housing market come to a head, mainly in the U.S. but also in countries like the United Kingdom, Ireland and Spain. Confidence in U.S. mortgage-backed securities was lost, leading to a loss of confidence in the banks that held these and other types of securities and the ensuing financial crisis.

Mark: Economic activity collapsed for about six months, seemingly triggered by collapsing stock markets and a general cautiousness on the part of every economic actor — from businesses to consumers to investors.

Thomas: The panic passed by this spring, and I think the targeted financial market support packages and aggressive monetary policies pursued by central banks worked to an impressive degree. There are many concerns at this point, but they are secondary to the point that policy efforts have been substantial and sufficient to turn the economy around.

[Begin Photo Caption]
[photo of Jim Mulally]
Jim Mulally, portfolio counselor

“For us, ratings really are a starting point, because we have always done our own research into each potential investment.”
[End Photo Caption]

[Begin Photo Caption]
[photo of Thomas Hogh]
Thomas Hogh, portfolio counselor

“When I look at the Capital World Bond Fund portfolio, one of the things that I really like is that it’s globally diversified.”
[End Photo Caption]

[photo of a Chinese temple - trees in the foreground]
Rob: It’s more a question of what happens from here. The U.S. and European governments are heavily involved in their respective economies right now, and that can’t last. There has to be an effective pullback from all this support, so that once the government efforts go away, those markets can stand on their own and not go back down again. And while the U.S. and Europe are still damaged, we’ve seen that other parts of the global economy came out of this relatively unscathed, particularly among emerging markets.

It sounds like market conditions have improved since early spring. What has happened since? Where are the areas of strength and weakness around the world?

Mark: Liquidity has returned to the bond market. In that sense, there’s a lot more stability in the bond market across the various kinds of bonds that you could invest in across the globe. Liquidity — to the extent it dries up, as it did last year — is kind of essential for a properly functioning market. So, we have that — that is a good thing.

Rob: We’ve come back, and — if you exclude the period of deflation fear or financial panic — there’s actually been an odd degree of stability in bond yields around the world for the last year or two. And the yield curve is very steep, so there’s an anchor to hold yields at current levels, because the steepness of the curve just limits the degree to which yields are likely to go up until we see a stronger economy and inflation.

Ellen: With corporate bonds, we’re looking at companies that have successfully adapted to the new economic environment. Given the possibility of slower long-term growth in the United States, we particularly look at how companies are managing that prospect, or how much business they have overseas to help compensate for that. We also find that companies that have successfully adapted to the new environment are very focused on paying back their bonds.

There’s a sense among some investors that global investing is risky. What kind of risk does it actually entail?

Thomas: When I look at the Capital World Bond Fund portfolio, one of the things that I really like is that it’s globally diversified. What that means, almost always, is that when there’s something out there that’s becoming overvalued, there’s usually something else that’s becoming cheaper and more attractive. And that doesn’t mean we need to sacrifice quality, either — 79.4% of the fund is A-rated or better. There is risk in any kind of investing, and we do invest in emerging markets, for example, but I believe the fund is well-balanced.

Mark: As a bond investor, it’s important to have a wide range of investment choices — in other words, as many different places to look for value as possible. If your choices are limited, you may find yourself doing what the herd is doing. It’s also good to compare what’s going on in the United States with what’s going on in other countries. There are lessons to be drawn from experiences in one place that you can apply to experiences in another place. That kind of perspective really does come to the forefront in global bond investing.

Rob: It’s a wonderful time to invest. Today there is a surplus of ideas, and it’s a real struggle to constantly prioritize and allocate new cash flows into the things that are attractive. I am very enthusiastic about non-dollar securities. I’m fearful that the dollar could rebound temporarily if there were another period of fear and risk aversion, but I do think most of the heavier fundamental forces are pushing down on the dollar. That’s actually helpful to the U.S. economy, but as an investment strategy, it leads me to look outside the U.S. I tend to be drawn toward currencies in the emerging world, in the Asian region in particular, where they’re, I think, very undervalued. And we’re beginning to see some signs that the policymakers are choosing to allow currencies to move a little more freely, as opposed to just stockpiling reserves.

[Begin Sidebar]
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The growth of emerging markets

The United States remains a strong driver of the global economy, even after the recent downturn. However, emerging markets are quickly becoming just as relevant and vibrant.

The gross domestic product of the United States remains first among the world’s nations at $14.3 trillion, or roughly 24% of the globe’s economic output in 2008. Likewise, the European Union has grown into an economic force in its own right, with its 27 nations contributing $18 trillion in GDP to the world economy.

But the major growth has been in emerging markets. Developing nations have seen their GDP rise substantially in recent years, thanks to a boom in natural resource development and diversification in individual economies, especially in China, India and Brazil. From 2000 through 2008, the GDP of emerging and developing markets rose from $6.4 trillion to $18.6 trillion — accounting for 42% of the world’s GDP growth in that time period.

Emerging markets represent nearly 31% of the world’s $60.7 trillion economic output — and continue to be an area of interest for Capital World Bond Fund’s portfolio counselors and investment analysts.

[begin line chart]
Year	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

U.S.	25.4264	24.9557	26.1431	26.788	26.5009	24.9746	25.7678	27.4791	29.2015	29.8163	30.7338	31.9423	31.7381	29.5543	28.0052	27.5489	27.0262	25.1775	23.5041	25.5228
Europe	31.25	31.52	33.86	30.09	29.86	30.94	30.87	29.23	30.53	29.48	26.62	27.06	28.46	30.83	31.58	30.55	30.08	30.87	30.31	27.97
Emerging markets	22.52	21.48	16.4	17.74	17.71	18.21	19.72	20.87	20.07	18.96	20.07	20.45	20.11	20.28	21.42	23.61	25.75	27.9	30.63	30.68
Japan	13.2832	14.3774	15.5523	17.4517	17.8634	17.8182	15.2904	14.1091	12.9264	14.1041	14.6165	12.9245	11.8988	11.4189	11.0434	10.1145	8.94896	7.99473	8.11299	9.10048
[end line chart]
Source: International Monetary Fund, World Economic Outlook Database. Nominal gross domestic product in U.S. dollars as of April 2009; figures for 2009 are estimates.
[End Sidebar]

[Begin Sidebar]
[photo of the Louvre Museum in Paris, France]

A wealth of experience

Capital World Bond Fund is managed by four portfolio counselors. Each portfolio counselor independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. But within those mandates, each portfolio counselor can invest according to his or her convictions.

Another portion of the fund is managed by a group of investment analysts, who generally invest in securities within the industries or geographic regions they follow. Like the portfolio counselors, analysts are free to invest as they see fit under the fund’s objectives and guidelines.

The fund is also supported by the global research capabilities of its investment adviser, Capital Research and Management Company.

This multiple portfolio counselor system gives Capital World Bond Fund a diversity of investments that, over time, can help reduce the fund’s volatility during difficult market environments like the one experienced over the past year.
[End Sidebar]

Jim: It’s interesting that in the volatility of the last 12 months, you can observe a relationship that’s happened repeatedly. When we originally started Capital World Bond Fund in the 1980s, its objective was to provide consistently attractive total return but also to provide diversification. We looked at historical data up to that time and noted that during periods when the U.S. equity market was weak, investors were typically better off diversifying in global bonds compared to holding only U.S. bonds. That relationship ultimately held up this time as well.

Mark: I think we owe our shareholders a comment about currency. There’s no reason to believe that currency volatility in the future will be any less than in the past. If you invest outside the U.S., the volatility of your return is going to be greater, principally because of currency, not particularly because of the bonds we own. There’s a point, however, where the higher return offsets your concern about the volatility of your return over periods of time. That’s the kind of risk you can get comfortable with.

The major bond rating agencies were faulted over the past year for their evaluations of mortgage-backed securities and other fixed-income assets. What does that say about the role of independent research?

Jim: It’s important to remember that when it came to sovereign debt, corporate debt and municipal credits, rating those bonds was their traditional business, and in those areas, the ratings seemed sound. It was only in the non-agency mortgage- and asset-backed securities where their ratings were questionable. For us, ratings really are a starting point, because we have always done our own research into each potential investment.

[Begin Photo Caption]
[photo of Rob Neithart]
Rob Neithart, portfolio counselor

“While the U.S. and Europe are still damaged, we’ve seen that other parts of the global economy came out of this relatively unscathed, particularly among emerging markets.”
[End Photo Caption]

[Begin Photo Caption]
[photo of Ellen Carr]
Ellen Carr, investment analyst

“With corporate bonds, we’re looking at companies that have successfully adapted to the new economic environment.”
[End Photo Caption]

Ellen: There are still some questions about the overall direction of the global economy, and now that valuations have compressed, research is going to matter even more. We need to differentiate between the companies whose yields have declined due to fundamental improvement and those whose yields have declined based solely on the overall reduction in the risk premium demanded by investors.

Rob: I think we feel that it’s critically important for us as an organization to be self-sufficient on research ideas. We want to have an informed opinion about all the securities and opportunities we would invest in, internal to the organization. And we don’t want to depend on third-party information providers to give us the information that we need to develop an opinion or a judgment.

Speaking of the global economy, how do you view the state of affairs in the coming months and years? How quickly will the United States and other economies move out of recession? What will the global fixed-income marketplace look like?

Mark: There is an openness among investors to good-quality credits and possibly, at times, over-enthusiasm for those kinds of credits. But that’s, in fact, produced the kind of good returns that you’ve been able to achieve in the last six months. Assessing inflation prospects is also important. Is what is currently happening with economic policies consistent with a low rate of inflation in the medium term? Anything that might undermine confidence in a low rate of inflation would undermine confidence in bonds in general.

Thomas: I do think that fiscal policy has worked, and the growth prospects for Europe and, to a lesser extent, the United States look good. I think the future will be about fiscal tightening, raising rates and trying to erase some of the debt incurred in recent years. If the plans for managing all this aren’t credible, however, that will make it more difficult for governments to tighten their budgets, since they’ll need to spend more to keep their economies afloat. And that could lead to another round of weakness in one or two years.

Rob: My own opinion is that eventually we are going to see activity strengthen noticeably, and then, long after that, we’ll begin to see some potential signs of inflation. But I don’t believe that there will be inflation problems in the near term, because I think the output gap and the level of unemployment and the degree of slack in the real economy will probably dominate and keep inflation subdued.

Jim: We are also enthusiastic about the opportunities we see in the emerging markets. It’s not to say that emerging markets have suddenly become immune to the world’s economic problems. They are just better able to cope with them because of a decade or more of economic reforms. However, we are strongly committed to managing our core investments in the U.S., Western Europe and Japan as competently as we can. ■

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Portfolio by type of security
Percent of net assets as of September 30, 2009

[begin pie chart]
Bonds & notes of governments & government agencies outside the U.S.	49.0%
Corporate bonds & notes of issuers outside the U.S.	15.6%
Mortgage- and asset-backed obligations	11.2%
U.S. Treasury bonds & notes	9.2%
U.S. corporate bonds & notes	9.0%
Bonds & notes of U.S. government agencies	0.9%
Other securities	0.7%
Short-term securities & other assets less liabilities	4.4%
[end pie chart]

Capital World Bond Fund net assets	unaudited
as of September 30, 2009
	Before	After
Currency weighting	forward	forward
by region:	contracts	contracts

United States	39.9%	38.3%
Europe	40.8	38.0
Asia/Pacific Basin	14.3	18.7
Other*	5.0	5.0

*Argentina, Brazil, Canada, Dominican Republic, Egypt, Israel and Mexico.

Expense ratios
as of September 30, 2009

Capital World Bond Fund (Class A shares)	0.87%
Lipper Global Income Funds Average
(front-end load funds only)	1.10

Net assets and portfolio turnover
	Fund net assets	Portfolio
Fiscal year	(millions)	turnover

2009	$9,859	106%
2008	9,571	87
2007	5,559	76
2006	3,426	91
2005	2,825	72

Where the fund’s assets are invested…							unaudited
…and how those markets have done over the past year
as of September 30, 2009

					Bond market total returns1
	Capital World Bond Fund				12 months ended September 30, 2009
	Before		After
Currency weighting	forward		forward		In local		In U.S.
by country:	contracts		contracts		currency		dollars

United States2	39.9%		38.3%		10.7%		10.7%
Euro zone3	30.7		27.2		11.3		15.9
Japan	7.4		10.9		3.0		22.3
Poland	2.9		2.9		6.3		–11.3
United Kingdom	2.5		2.7		11.6		–0.2
South Korea	2.3		2.3		7.3		10.8
Mexico	2.2		2.2		10.3		–9.2
Australia	2.0		2.5		7.8		19.8
Denmark	1.8		1.8		8.9		13.8
Sweden	1.7		1.8		9.8		8.9
Malaysia	1.5		1.5		7.5		7.0
Brazil	1.2		1.2		21.1	5	31.2	5
Canada	1.0		1.0		9.1		8.1
Turkey	0.9		0.9		35.3	5	15.7	5
Singapore	0.7		1.1		6.0		7.5
Egypt	0.4		0.4		30.1	5	29.1	5
Indonesia	0.4		0.4		32.0	5	28.8	5
Norway	0.3		0.7		7.2		9.0
Israel	0.2		0.2		—	4	—	4
Dominican Republic	—	6	—	6	—	4	—	4
Argentina	—	6	—	6	60.8	5	31.0	5

1 Source: Barclays Capital (formerly Lehman Brothers) Global Aggregate Index.
2 Includes U.S. dollar-denominated bonds of other countries, totaling 14.1%.
3 Countries using the euro as a common currency: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

4 This market is not included in the Barclays Capital (formerly Lehman Brothers) Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
5 Source: JP Morgan GBI–EM Broad Diversified Index.
6 Amount less than 0.1%.

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 94.82%	(000)	(000)	assets

Euros - 30.51%
German Government:
5.00% 2012	€31,010	US$49,374
4.50% 2013	32,631	51,591
4.25% 2014	113,955	180,640
Series 6, 4.00% 2016	46,895	73,709
3.75% 2017	46,020	71,127
4.25% 2017	44,300	70,437
Series 7, 4.00% 2018	81,055	126,513
Series 8, 4.25% 2018	36,495	57,996
6.25% 2024	31,306	58,556
5.50% 2031	23,275	40,999
1.50%-6.25% 2013-2034 (1) (2)	47,556	76,679	8.70%
French Government:
B.T.A.N. Eurobond 4.50% 2013	50,000	79,257
O.A.T. Eurobond 4.00% 2018	46,685	71,727
O.A.T. Eurobond 6.00% 2025	25,965	47,061
O.A.T. Eurobond 0%-3.15% 2012-2032 (1) (2)	27,110	39,389	2.41
Netherlands Government Eurobond:
4.25% 2013	36,690	57,649
4.50% 2017	37,665	59,860
4.00% 2011-2019	40,945	62,496	1.83
Irish Government:
4.00% 2014	50,340	76,251
5.90% 2019	33,350	53,595
4.40%-5.00% 2013-2019	28,715	44,673	1.77
Italian Government:
4.50% 2019	75,750	116,436
1.85%-3.75% 2011-2013 (1) (2)	25,614	38,886	1.58
Deutsche Genossenschaftsbank-Hypothekenbank AG:
4.50% 2013 (3)	25,500	39,978
4.00% 2016 (3)	60,700	93,758	1.36
Dexia Municipal Agency 4.50% 2017 (3)	65,925	102,045	1.04
Greek Government:
5.50% 2014	26,575	42,531
6.00% 2019	26,825	43,770	.88
Austrian Government, Series 2, 4.65% 2018	45,550	72,111	.73
KfW 4.375% 2013	42,625	66,997	.68
Polish Government 5.875% 2014	6,750	10,665	.11
Other securities		931,341	9.42
		3,008,097	30.51

Japanese yen - 7.37%
Japanese Government:
0.70% 2013	¥15,510,000	174,750
1.30% 2015	26,580,000	306,354
1.20% 2017 (1) (2)	4,282,060	44,088
0.50%-2.40% 2011-2038 (1) (2)	16,110,970	183,919	7.19
Other securities		17,438	.18
		726,549	7.37

Polish zloty - 2.91%
Polish Government:
5.25% 2013	PLN 235,000	81,457
5.75% 2014	337,100	117,606
5.25% 2017	156,555	51,694
5.00% 2013	105,700	36,069	2.91
		286,826	2.91

British pounds - 2.45%
United Kingdom 2.25%-6.00% 2011-2030 (1)	£121,860	207,538	2.11
Other securities		33,498	.34
		241,036	2.45

South Korean won - 2.35%
South Korean Government:
5.50% 2017	KRW 52,128,550	45,444
4.25%-5.75% 2010-2018	216,184,500	186,124	2.35
		231,568	2.35

Mexican pesos - 2.19%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 707,263	57,042
Series M10, 8.00% 2015	551,200	41,575
7.25%-10.00% 2012-2036	1,518,300	116,729	2.18
Other securities		857	.01
		216,203	2.19

Australian dollars - 2.03%
Queensland Treasury Corp.:
Series 15, 6.00% 2015	$ A 56,510	50,466
Series 17, 6.00% 2017	75,100	66,926
Series 12, 6.50% 2012	12,250	11,166	1.30
Other securities		72,010	.73
		200,568	2.03

Danish kroner - 1.77%
Nykredit:
5.00% 2038 (3)	DKr 291,607	57,734
4.00%-6.00% 2035-2041 (3)	386,311	75,992	1.36
Other securities		41,198	.41
		174,924	1.77

Swedish kronor - 1.68%
Swedish Government:
4.50% 2015	SKr 302,025	46,991
4.00%-6.75% 2011-2020 (3)	631,370	97,032	1.46
Other securities		21,286	.22
		165,309	1.68

Malaysian ringgits - 1.50%
Malaysian Government:
5.094% 2014	MYR 214,630	65,983
3.718%-4.24% 2012-2018	281,919	82,054	1.50
		148,037	1.50

Brazilian reais - 1.24%
Brazil (Federal Republic of):
10.00% 2017 (2)	BRL 167,620	82,860
10.00%-12.50% 2012-2028 (2)	34,620	19,239
Brazilian Treasury Bill 6.00% 2010-2015 (1) (2)	36,606	20,598	1.24
		122,697	1.24

Canadian dollars - 1.02%
Other securities		100,726	1.02

New Turkish liras - 0.87%
Turkey (Republic of):
10.00% 2012 (1) (2)	TRY 99,335	75,569
16.00% 2012	13,000	10,083	.87
		85,652	.87

Singapore dollars - 0.74%
Singapore (Republic of) 3.75% 2016	$ S 61,550	48,417	.49
Other securities		24,577	.25
		72,994	.74

U.S. dollars - 34.94%
U.S. Treasury:
1.75% 2011	US$ 68,937	69,987
3.00% 2012 (1) (2)	42,617	45,359
1.75% 2014	79,030	78,052
2.00% 2014 (1) (2)	64,495	66,944
5.125% 2016	98,000	111,796
7.50% 2016	61,850	79,782
1.375%-8.875% 2010-2039 (1) (2)	429,145	451,151	9.16
Fannie Mae:
5.25% 2012	47,800	51,065
0%-10.063% 2017-2048 (2) (3) (4)	360,645	376,176	4.33
Freddie Mac 0%-6.50% 2010-2039 (3) (4)	140,928	146,010	1.48
Polish Government 6.375% 2019	30,080	33,943	.34
United Mexican States Government Global 5.875%-6.375% 2013-2040	17,941	19,017	.19
Turkey (Republic of) 6.75%-8.00% 2018-2034	15,700	17,244	.17
Brazil (Federal Republic of) Global 5.625% 2041	6,500	6,337	.06
South Korean Government 5.75% 2014	3,400	3,674	.04
Other securities		1,888,023	19.17
		3,444,560	34.94

Other currencies - 1.25%
Other securities		123,197	1.25

Total bonds & notes (cost: $8,810,723,000)		9,348,943	94.82

			Percent
		Value	of net
Preferred securities - 0.74%		(000)	assets

Other currencies - 0.74%
Other securities		72,440	.74

Total preferred securities (cost: $71,700,000)		72,440	.74

			Percent
		Value	of net
Common stocks - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		- *	.00

Total common stocks (cost: $1,000)		- *	.00

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		- *	.00

Total warrants (cost: $52,000)		- *	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.09%	(000)	(000)	assets

Federal Home Loan Bank 0.15%-0.56% due 10/19-10/30/2009	US$ 56,000	55,993	.57
U.S. Treasury Bills 0.18% due 10/22/2009	16,500	16,499	.17
Freddie Mac 0.195% due 12/1/2009	11,500	11,499	.12
Other securities		319,102	3.23

Total short-term securities (cost: $403,096,000)		403,093	4.09

Total investment securities (cost: $9,285,572,000)		9,824,476	99.65
Other assets less liabilities		34,031	.35

Net assets		US$9,858,507	100.00%

*Amount less than one thousand.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $813,697,000, which represented 8.25% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $625,752,000, which represented 6.35% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,285,572)		$9,824,476
Cash		637
Unrealized appreciation on open forward currency contracts		10,032
Receivables for:
Sales of investments	$35,088
Sales of fund's shares	42,672
Closed forward currency contracts	810
Interest	147,483	226,053
		10,061,198
Liabilities:
Unrealized depreciation on open forward currency contracts		6,565
Payables for:
Purchases of investments	156,778
Repurchases of fund's shares	22,159
Dividends on fund's shares	8,828
Closed forward currency contracts	260
Investment advisory services	3,619
Services provided by affiliates	3,557
Directors' deferred compensation	106
Other	819	196,126
Net assets at September 30, 2009		$9,858,507

Net assets consist of:
Capital paid in on shares of capital stock		$9,581,733
Undistributed net investment income		12,527
Accumulated net realized loss		(282,863)
Net unrealized appreciation		547,110
Net assets at September 30, 2009		$9,858,507

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (487,108 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$6,364,262	313,892	$20.28
Class B	259,952	12,903	20.15
Class C	720,657	35,967	20.04
Class F-1	1,211,888	60,065	20.18
Class F-2	324,657	16,030	20.25
Class 529-A	200,247	9,852	20.32
Class 529-B	20,279	1,004	20.21
Class 529-C	103,995	5,155	20.17
Class 529-E	11,070	547	20.22
Class 529-F-1	17,658	873	20.23
Class R-1	17,302	859	20.15
Class R-2	130,380	6,470	20.15
Class R-3	144,185	7,119	20.25
Class R-4	93,577	4,618	20.26
Class R-5	109,750	5,410	20.29
Class R-6	128,648	6,344	20.28

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $21.07 and $21.11, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $549)		$422,329

Fees and expenses*:
Investment advisory services	$40,244
Distribution services	26,526
Transfer agent services	8,962
Administrative services	5,037
Reports to shareholders	785
Registration statement and prospectus	1,761
Directors' compensation	82
Auditing and legal	129
Custodian	1,232
State and local taxes	119
Other	660
Total fees and expenses before reimbursements/waivers	85,537
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,013
Administrative services	167
Total fees and expenses after reimbursements/waivers		84,357
Net investment income		337,972

Net realized loss and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $2)	(292,722)
Forward currency contracts	74,691
Currency transactions	(11,629)	(229,660)
Net unrealized appreciation (depreciation) on:
Investments	946,746
Forward currency contracts	(21,816)
Currency translations	12,561	937,491
Net realized loss and unrealized appreciation
on investments, forward currency contracts and currency		707,831
Net increase in net assets resulting from operations		$1,045,803

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$337,972	$346,883
Net realized loss on investments, forward currency contracts and currency transactions	(229,660)	(1,904)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	937,491	(632,333)
Net increase (decrease) in net assets resulting from operations	1,045,803	(287,354)

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(455,828)	(362,769)
Distributions from net realized gain on investments	-	(19,100)
Total dividends and distributions paid or accrued to shareholders	(455,828)	(381,869)

Net capital share transactions	(302,808)	4,681,244

Total increase in net assets	287,167	4,012,021

Net assets:
Beginning of year	9,571,340	5,559,319
End of year (including undistributed
net investment income: $12,527 and $149,842, respectively)	$9,858,507	$9,571,340

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, most debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the values of the fund’s securities denominated in such currencies would generally depreciate and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investments in securities issued by entities based outside the U.S may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. These risks may be heightened in connection with investments in developing countries.

Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issues in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $19,410,000 from undistributed net investment income to accumulated net realized loss and $49,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$34,301
Capital loss carryforwards*:
Expiring 2016	$(1,821)
Expiring 2017	(104,540)	(106,361)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)†		(169,952)
Gross unrealized appreciation on investment securities		641,348
Gross unrealized depreciation on investment securities		(119,443)
Net unrealized appreciation on investment securities		521,905
Cost of investment securities		9,302,571

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2009			Year ended September 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$303,254	$-	$303,254	$235,401	$12,162	$247,563
Class B	11,019	-	11,019	8,838	512	9,350
Class C	28,343	-	28,343	23,472	1,387	24,859
Class F-1	64,312	-	64,312	65,852	3,447	69,299
Class F-2*	7,738	-	7,738	-	-	-
Class 529-A	8,713	-	8,713	5,828	306	6,134
Class 529-B	759	-	759	552	35	587
Class 529-C	3,644	-	3,644	2,466	152	2,618
Class 529-E	446	-	446	309	17	326
Class 529-F-1	787	-	787	582	30	612
Class R-1	637	-	637	518	31	549
Class R-2	4,708	-	4,708	3,521	216	3,737
Class R-3	5,914	-	5,914	4,367	241	4,608
Class R-4	3,918	-	3,918	2,267	116	2,383
Class R-5	9,632	-	9,632	8,796	448	9,244
Class R-6†	2,004	-	2,004	-	-	-
Total	$455,828	$-	$455,828	$362,769	$19,100	$381,869

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.410% on such assets in excess of $6 billion. The board of directors approved an amended agreement effective November 1, 2008, decreasing the annual rate on assets in excess of $10 billion from a rate of 0.410% to a rate of 0.380%. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $1,013,000. As a result, the fee shown on the accompanying financial statements of $40,244,000, which was equivalent to an annualized rate of 0.463%, was reduced to $39,231,000, or 0.451% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2009, the total administrative services fees paid by CRMC were $167,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$11,426	$8,563	Not applicable	Not applicable	Not applicable
Class B	2,529	399	Not applicable	Not applicable	Not applicable
Class C	6,481	Included in administrative services	$972	$178	Not applicable
Class F-1	2,943		1,581	176	Not applicable
Class F-2	Not applicable		162	9	Not applicable
Class 529-A	305		193	33	$167
Class 529-B	181		21	7	18
Class 529-C	861		100	28	86
Class 529-E	46		10	2	15
Class 529-F-1	-		17	3	9
Class R-1	144		13	13	Not applicable
Class R-2	819		161	459	Not applicable
Class R-3	606		174	122	Not applicable
Class R-4	185		99	10	Not applicable
Class R-5	Not applicable		172	8	Not applicable
Class R-6*	Not applicable		19	-†	Not applicable
Total	$26,526	$8,962	$3,694	$1,048	$295
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $82,000, shown on the accompanying financial statements, includes $89,000 in current fees (either paid in cash or deferred) and a net decrease of $7,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
Euros	$-	$3,008,097	$-	$3,008,097
Japanese yen	-	726,549	-	726,549
Polish zloty	-	286,826	-	286,826
British pounds	-	241,036	-	241,036
South Korean won	-	231,568	-	231,568
Mexican pesos	-	216,203	-	216,203
Australian dollars	-	200,568	-	200,568
Danish kroner	-	174,924	-	174,924
Swedish kronor	-	165,309	-	165,309
U.S. dollars	-	3,440,448	4,112	3,444,560
Other currencies	-	653,303	-	653,303
Preferred securities	-	72,440	-	72,440
Short-term securities	-	403,093	-	403,093
Total	$-	$9,820,364	$4,112	$9,824,476

	Level 1	Level 2	Level 3	Total
Forward currency contracts (*)	-	$3,467	-	$3,467

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2009 (dollars in thousands):

	Beginning value at 10/1/2008	Net transfers into Level 3	Net purchases and sales	Net realized loss (†)	Net unrealized appreciation (†)	Ending value at 9/30/2009
Investment securities	$-	$7,734	$(4,076)	$(919)	$1,373	$4,112

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2009 (dollars in thousands) (†):						$309

(*) Forward currency contracts are not included in the investment portfolio.
(†) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$1,653,061	87,749	$281,733	14,923	$(2,142,842)	(116,588)	$(208,048)	(13,916)
Class B	60,557	3,268	10,098	539	(117,909)	(6,463)	(47,254)	(2,656)
Class C	193,041	10,362	25,861	1,387	(271,055)	(14,942)	(52,153)	(3,193)
Class F-1	415,164	22,231	53,496	2,851	(841,939)	(45,974)	(373,279)	(20,892)
Class F-2	309,704	16,381	5,618	292	(40,058)	(2,144)	275,264	14,529
Class 529-A	52,649	2,789	8,708	460	(32,803)	(1,769)	28,554	1,480
Class 529-B	4,041	218	759	40	(3,638)	(197)	1,162	61
Class 529-C	30,281	1,618	3,641	193	(19,724)	(1,071)	14,198	740
Class 529-E	3,804	202	446	23	(2,453)	(134)	1,797	91
Class 529-F-1	5,994	320	787	42	(4,057)	(220)	2,724	142
Class R-1	6,940	371	632	34	(7,415)	(410)	157	(5)
Class R-2	55,454	2,988	4,703	250	(43,672)	(2,372)	16,485	866
Class R-3	61,935	3,314	5,899	312	(55,492)	(3,011)	12,342	615
Class R-4	49,029	2,622	3,915	207	(36,487)	(1,977)	16,457	852
Class R-5	118,864	6,361	9,165	489	(238,563)	(12,791)	(110,534)	(5,941)
Class R-6(2)	117,625	6,257	2,004	102	(309)	(15)	119,320	6,344
Total net increase
(decrease)	$3,138,143	167,051	$417,465	22,144	$(3,858,416)	(210,078)	$(302,808)	(20,883)

Year ended September 30, 2008
Class A	$4,041,914	200,431	$228,151	11,529	$(1,218,402)	(61,137)	$3,051,663	150,823
Class B	215,414	10,757	8,372	426	(67,535)	(3,403)	156,251	7,780
Class C	545,918	27,388	22,668	1,159	(186,438)	(9,479)	382,148	19,068
Class F-1	1,022,604	50,910	56,994	2,895	(426,819)	(21,520)	652,779	32,285
Class F-2(3)	30,201	1,537	-	-	(703)	(36)	29,498	1,501
Class 529-A	83,422	4,137	6,134	309	(13,928)	(693)	75,628	3,753
Class 529-B	8,809	439	586	30	(1,208)	(61)	8,187	408
Class 529-C	48,220	2,409	2,618	133	(7,703)	(387)	43,135	2,155
Class 529-E	4,540	226	326	16	(826)	(41)	4,040	201
Class 529-F-1	6,829	339	611	31	(1,363)	(68)	6,077	302
Class R-1	12,989	648	547	28	(4,595)	(231)	8,941	445
Class R-2	70,026	3,498	3,737	190	(26,493)	(1,332)	47,270	2,356
Class R-3	99,984	4,973	4,602	233	(46,756)	(2,340)	57,830	2,866
Class R-4	56,681	2,829	2,383	120	(15,566)	(776)	43,498	2,173
Class R-5	162,396	8,049	8,974	453	(57,071)	(2,835)	114,299	5,667
Total net increase
(decrease)	$6,409,947	318,570	$346,703	17,552	$(2,075,406)	(104,339)	$4,681,244	231,783

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3) Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,626,748,000 and $7,060,489,000, respectively, during the year ended September 30, 2009.

8. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of September 30, 2009, the fund had open forward currency contracts to purchase or sell currencies as follows (amounts in thousands):

		Contract amount		Unrealized appreciation (depreciation) at September 30, 2009
	Settlement date	Receive	Deliver

Purchases:
Australian dollars	10/29/2009	$ A23,798	US$20,561	US$392
Australian dollars	10/30/2009	$ A24,160	US$21,019	252
British pounds	10/8/2009	£17,646	US$28,803	(585)
Euros	10/15/2009	€13,512	US$19,814	(30)
Euros	10/19/2009	€13,536	US$19,750	68
Euros	10/30/2009	€9,931	US$14,508	32
Japanese yen	10/6/2009	¥2,079,384	US$22,571	611
Japanese yen	10/15/2009	¥5,563,558	US$60,355	1,675
Japanese yen	10/15/2009	¥5,135,900	US$55,764	1,498
Japanese yen	10/16/2009	¥8,500,000	US$93,664	1,106
Japanese yen	10/19/2009	¥1,161,702	US$12,778	174
Japanese yen	10/26/2009	¥1,159,903	US$12,725	208
Japanese yen	10/26/2009	¥6,888,711	US$75,596	1,214
Japanese yen	10/28/2009	¥1,529,406	US$16,775	278
Japanese yen	10/30/2009	¥439,982	US$4,914	(8)
Norwegian kroner	10/16/2009	NKr116,488	US$19,872	294
Norwegian kroner	10/29/2009	NKr122,086	US$20,961	166
Singapore dollars	10/29/2009	$ S28,062	US$19,815	111
Singapore dollars	10/30/2009	$ S28,794	US$20,299	146
Swedish kronor	10/16/2009	SKr137,638	US$19,932	(158)
Swedish kronor	10/29/2009	SKr145,396	US$20,896	(7)
				US$7,437

Sales:
British pounds	10/6/2009	US$4,157	£2,500	US$159
British pounds	10/15/2009	US$1,268	£760	52
British pounds	10/21/2009	US$10,400	£6,330	278
British pounds	10/23/2009	US$356	£220	5
British pounds	10/28/2009	US$24,932	£15,540	85
British pounds	10/28/2009	US$1,634	£1,000	35
British pounds	10/28/2009	US$4,041	£2,500	44
British pounds	10/30/2009	US$4,443	£2,800	(34)
British pounds	10/30/2009	US$4,903	£3,090	(37)
British pounds	10/30/2009	€10,699	£9,855	(92)
Euros	10/6/2009	US$7,141	€5,000	(180)
Euros	10/6/2009	US$29,533	€20,965	(903)
Euros	10/8/2009	US$21,390	€15,000	(573)
Euros	10/8/2009	US$952	€668	(26)
Euros	10/8/2009	£36,449	€41,750	(2,844)
Euros	10/13/2009	US$19,193	€13,240	(193)
Euros	10/15/2009	US$22,758	€15,682	(204)
Euros	10/19/2009	US$1,427	€1,000	(37)
Euros	10/19/2009	US$10,642	€7,250	26
Euros	10/19/2009	US$1,759	€1,200	2
Euros	10/19/2009	US$8,033	€5,500	(20)
Euros	10/21/2009	US$5,234	€3,550	37
Euros	10/22/2009	US$32,364	€21,985	174
Euros	10/22/2009	US$31,963	€21,950	(176)
Euros	10/23/2009	US$11,747	€8,000	34
Euros	10/26/2009	US$6,121	€4,140	59
Euros	10/26/2009	US$55,910	€37,800	564
Euros	10/28/2009	US$20,034	€13,550	194
Euros	10/29/2009	US$15,016	€10,215	59
Euros	10/30/2009	US$44,587	€30,519	(98)
Euros	10/30/2009	US$29,220	€20,000	(63)
Japanese yen	10/29/2009	US$16,566	¥1,510,000	(271)
Swedish kronor	10/30/2009	€19,837	SKr202,340	(26)
				US$(3,970)

Forward currency contracts - net				US$3,467

9. Subsequent events

As of November 9, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2009	$18.88	$.74	$1.65	$2.39	$(.99)	$-	$(.99)	$20.28	13.17%	$6,364	.87%	.86%	4.00%
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246	.96	.91	4.19
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907	.98	.93	3.76
Class B:
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119	1.74	1.68	3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111	1.74	1.70	2.99
Class C:
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243	1.78	1.72	3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204	1.78	1.74	2.96
Class F-1:
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555	.95	.89	4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388	.99	.95	3.75
Class F-2:
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57	.99	.94	4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39	1.02	.97	3.72
Class 529-B:
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8	1.86	1.81	3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7	1.90	1.86	2.83
Class 529-C:
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27	1.84	1.79	3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19	1.88	1.84	2.85
Class 529-E:
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3	1.32	1.27	3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2	1.36	1.31	3.39

Class 529-F-1:
Year ended 9/30/2009	$18.85	$.76	$1.64	$2.40	$(1.02)	$-	$(1.02)	$20.23	13.27%	$18	.76%	.75%	4.10%
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4	.82	.77	4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3	.99	.95	3.75
Class R-1:
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3	1.83	1.71	3.40
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2	1.85	1.73	2.97
Class R-2:
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41	2.18	1.70	3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26	2.23	1.71	2.99
Class R-3:
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41	1.32	1.27	3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43	1.36	1.32	3.37
Class R-4:
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17	.99	.94	4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11	.98	.94	3.77
Class R-5:
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62	.69	.64	4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63	.69	.65	4.04
Class R-6:
Period from 5/1/2009 to 9/30/2009	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	106%	87%	76%	91%	72%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 9, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009, through September 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2009	Ending account value 9/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,148.21	$4.85	.90%
Class A -- assumed 5% return	1,000.00	1,020.56	4.56	.90
Class B -- actual return	1,000.00	1,143.94	9.03	1.68
Class B -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class C -- actual return	1,000.00	1,143.64	9.14	1.70
Class C -- assumed 5% return	1,000.00	1,016.55	8.59	1.70
Class F-1 -- actual return	1,000.00	1,148.26	4.90	.91
Class F-1 -- assumed 5% return	1,000.00	1,020.51	4.61	.91
Class F-2 -- actual return	1,000.00	1,149.51	3.56	.66
Class F-2 -- assumed 5% return	1,000.00	1,021.76	3.35	.66
Class 529-A -- actual return	1,000.00	1,147.55	5.17	.96
Class 529-A -- assumed 5% return	1,000.00	1,020.26	4.86	.96
Class 529-B -- actual return	1,000.00	1,143.62	9.57	1.78
Class 529-B -- assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class 529-C -- actual return	1,000.00	1,142.91	9.51	1.77
Class 529-C -- assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class 529-E -- actual return	1,000.00	1,146.01	6.78	1.26
Class 529-E -- assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class 529-F-1 -- actual return	1,000.00	1,148.80	4.09	.76
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-1 -- actual return	1,000.00	1,143.53	9.13	1.70
Class R-1 -- assumed 5% return	1,000.00	1,016.55	8.59	1.70
Class R-2 -- actual return	1,000.00	1,143.51	9.03	1.68
Class R-2 -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class R-3 -- actual return	1,000.00	1,145.72	6.78	1.26
Class R-3 -- assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class R-4 -- actual return	1,000.00	1,147.71	4.95	.92
Class R-4 -- assumed 5% return	1,000.00	1,020.46	4.66	.92
Class R-5 -- actual return	1,000.00	1,149.49	3.29	.61
Class R-5 -- assumed 5% return	1,000.00	1,022.01	3.09	.61
Class R-6 -- actual return †	1,000.00	1,131.56	2.57	.58
Class R-6 -- assumed 5% return †	1,000.00	1,022.16	2.94	.58

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through September 30, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Foreign taxes	$0.001 per share
Foreign source income	$0.592 per share
Qualified dividend income	$10,668,000
U.S. government income that may be exempt from state taxation	$17,396,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing over the long term a high level of total return consistent with prudent investment management. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			Life
September 30, 2009:	1 year	5 years	of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	7.23%	5.12%	6.91%
Not reflecting CDSC	12.23	5.44	6.91

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.23	5.40	7.28
Not reflecting CDSC	12.23	5.40	7.28

Class F-1 shares2 — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	13.12	6.25	8.20

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	13.35	—	5.80

Class 529-A shares3 — first sold 2/15/02
Reflecting 3.75% maximum sales charge	8.76	5.40	8.47
Not reflecting maximum sales charge	13.02	6.20	9.01

Class 529-B shares1,3 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	7.16	4.98	8.14
Not reflecting CDSC	12.16	5.31	8.14

Class 529-C shares3 — first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.09	5.32	8.15
Not reflecting CDSC	12.09	5.32	8.15

Class 529-E shares2,3 — first sold 5/16/02	12.71	5.85	8.51

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	13.27	6.37	8.64

1 These shares are not available for purchase.
2 These shares are sold without any initial or contingent deferred sales charge.
3 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 75		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 76	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company

James G. Ellis, 62	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California

Martin Fenton, 74	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 63	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 75	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 66	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 60	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Richard G. Capen, Jr., 75	14	Carnival Corporation
Ambassador

H. Frederick Christie, 76	14	AECOM Technology Corporation; DineEquity, Inc.;
		Ducommun Incorporated; SouthWest Water
		Company

James G. Ellis, 62	13	Quiksilver, Inc.

Martin Fenton, 74	17	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 63	15	None

R. Clark Hooper, 63	17	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Richard G. Newman, 75	13	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 66	12	None

Steadman Upham, Ph.D., 60	14	None

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Abner D. Goldstine, 79	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director,
		Capital Research and Management Company

Paul G. Haaga, Jr., 60	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Mark H. Dalzell, 55	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Vice
		President, Capital International Limited5

“Interested” directors4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Abner D. Goldstine, 79	11	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 60	13	None
Vice Chairman of the Board

Mark H. Dalzell, 55	1	None
President

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Thomas H. Hogh, 46	2001	Senior Vice President — Fixed Income, Capital
Vice President		Research Company5

Kristine M. Nishiyama, 39	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and
		Management Company; Vice President and Counsel
		— Capital Bank and Trust Company5

Kimberly S. Verdick, 45	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 36	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 34	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Ari M. Vinocor, 35	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2009, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
>Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-931-1109P

Litho in USA WG/LPT/8071-S20684

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$93,000
2009	$103,000

b) Audit-Related Fees:
2008	$3,000
2009	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$7,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,047,000
2009	$1,034,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,360,000 for fiscal year 2008 and $1,530,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Capital World Bond Fund®
Investment portfolio

September 30, 2009

Bonds & notes — 94.82%	Principal amount (000)	Value (000)

EUROS — 30.51%
German Government 5.00% 2012	€31,010	US$ 49,374
German Government 4.50% 2013	32,631	51,591
German Government 3.75% 2013	470	728
German Government 4.25% 2014	113,955	180,640
German Government 3.50% 2016	6,995	10,716
German Government 1.50% 20161,2	9,306	14,093
German Government, Series 6, 4.00% 2016	46,895	73,709
German Government 3.75% 2017	46,020	71,127
German Government 4.25% 2017	44,300	70,437
German Government, Series 7, 4.00% 2018	81,055	126,513
German Government, Series 8, 4.25% 2018	36,495	57,996
German Government 3.75% 2019	12,340	18,894
German Government 6.25% 2024	31,306	58,556
German Government 6.25% 2030	8,090	15,410
German Government 5.50% 2031	23,275	40,999
German Government 4.75% 2034	10,355	16,838
French Government O.A.T. Eurobond 3.00% 20121,2	8,009	12,617
French Government B.T.A.N. Eurobond 4.50% 2013	50,000	79,257
French Government O.A.T. Eurobond 4.00% 2018	46,685	71,727
French Government O.A.T. Eurobond Strip Principal 0% 2019	7,500	7,514
French Government O.A.T. Eurobond 2.25% 20201,2	8,290	13,087
French Government O.A.T. Eurobond 6.00% 2025	25,965	47,061
French Government O.A.T. Eurobond 3.15% 20321,2	3,311	6,171
Netherlands Government Eurobond 4.00% 2011	15,000	22,828
Netherlands Government Eurobond 4.25% 2013	36,690	57,649
Netherlands Government Eurobond 4.50% 2017	37,665	59,860
Netherlands Government Eurobond 4.00% 2018	6,535	9,999
Netherlands Government Eurobond 4.00% 2019	19,410	29,669
Irish Government 5.00% 2013	25,000	39,308
Irish Government 4.00% 2014	50,340	76,251
Irish Government 4.40% 2019	3,715	5,365
Irish Government 5.90% 2019	33,350	53,595
Italian Government 3.75% 2011	6,695	10,141
Italian Government 1.85% 20121,2	3,919	5,943
Italian Government 3.75% 2013	15,000	22,802
Italian Government 4.50% 2019	75,750	116,436
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 20133	25,500	39,978
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 20163	60,700	93,758
Dexia Municipal Agency 4.50% 20173	65,925	102,045
Greek Government 5.50% 2014	26,575	42,531
Greek Government 6.00% 2019	26,825	43,770
Belgium (Kingdom of), Series 54, 4.00% 2014	2,110	3,277
Belgium (Kingdom of), Series 43, 4.25% 2014	11,260	17,682
Belgium (Kingdom of), Series 23, 8.00% 2015	11,075	20,457
Belgium (Kingdom of), Series 49, 4.00% 2017	24,210	37,040
Austrian Government, Series 2, 4.65% 2018	45,550	72,111
KfW 4.375% 2013	42,625	66,997
European Investment Bank 4.375% 2013	12,100	19,070
European Investment Bank 4.25% 2014	5,475	8,568
European Investment Bank 4.75% 2017	16,025	25,850
Royal Bank of Scotland PLC 6.00% 2013	2,960	4,465
Royal Bank of Scotland Group PLC 5.25% 2013	2,500	3,848
Royal Bank of Scotland PLC, Series 845, 4.875% 2015	4,000	5,712
Royal Bank of Scotland PLC 6.934% 2018	22,275	32,419
Royal Bank of Scotland PLC 4.625% 20214	3,000	3,609
Olivetti Finance NV 7.25% 2012	9,830	15,921
Telecom Italia SpA 7.75% 2033	11,790	19,927
Standard Chartered Bank 5.875% 2017	23,250	35,755
Schering-Plough Corp. 5.375% 2014	21,525	34,187
Bayerische Hypo- und Vereinsbank AG 6.625% 2010	4,000	6,057
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	750	1,179
UniCredito Italiano SpA 3.95% 2016	2,000	2,708
UniCredito Italiano SpA, Series 172, 4.125% 20164	460	670
UniCredito Italiano SpA 5.75% 2017	11,000	16,915
UniCredit SpA 6.70% 2018	2,100	3,147
Koninklijke KPN NV 6.50% 2016	3,850	6,340
Koninklijke KPN NV 4.75% 2017	14,750	22,076
France Télécom 7.25% 2013	4,000	6,674
France Télécom 5.625% 2018	12,775	20,612
Gaz Capital SA 5.875% 2015	2,000	2,932
Gaz Capital SA 5.875% 2015	7,500	10,994
Gaz Capital SA, Series 13, 6.605% 2018	9,100	13,323
Rheinische Hypothekenbank Eurobond 4.50% 20133	15,900	24,877
Veolia Environnement 4.875% 2013	1,925	2,972
Veolia Environnement 4.375% 2017	5,200	7,664
Veolia Environnement 6.125% 2033	7,915	12,160
Allied Irish Banks, PLC 12.50% 2019	12,895	21,536
PLD International Finance LLC 4.375% 2011	15,000	21,131
Finland (Republic of) 5.75% 2011	500	780
Finland (Republic of) 5.375% 2013	6,880	11,214
Finland (Republic of) 3.875% 2017	5,890	8,977
Volvo Treasury AB 5.00% 2017	14,400	19,781
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	1,500	2,212
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	11,900	17,551
NGG Finance PLC 6.125% 2011	2,000	3,114
National Grid Transco PLC 4.375% 2020	10,850	15,517
Société Générale 5.625% 2012	2,000	3,088
Société Générale 4.20% 2012	2,000	3,041
Société Générale 5.25% 2013	1,750	2,756
Société Générale 4.875% 20144	1,250	1,801
Société Générale 4.50% 20194	1,640	2,370
Société Générale 6.999% (undated)4	3,500	4,637
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	12,060	17,234
Northern Rock PLC, Series 7, 4.125% 20173	13,100	16,989
Santander Issuances, SA Unipersonal 5.435% 20174	11,000	16,832
Merrill Lynch & Co., Inc. 4.625% 2018	12,725	16,444
CRH Finance BV 7.375% 20144	9,825	16,002
Banque Centrale de Tunisie 4.75% 2011	3,100	4,714
Banque Centrale de Tunisie 4.75% 2011	3,750	5,702
Banque Centrale de Tunisie 6.25% 2013	1,350	2,121
FCE Bank PLC 7.125% 2012	5,250	7,340
FCE Bank PLC 7.125% 2013	3,000	4,084
Polish Government 5.875% 2014	6,750	10,665
Anheuser-Busch InBev NV 8.625% 2017	5,730	10,441
Commerzbank AG 6.125% 2011	3,000	4,599
Commerzbank AG, Series 551, 4.125% 20164	4,150	5,587
Bank of Scotland PLC 5.625% 2013	6,100	9,481
Metro Finance BV 4.625% 2011	5,980	9,042
Bouygues SA 4.375% 2014	5,945	9,011
Barclays Bank PLC 6.00% 2018	3,000	4,624
Barclays Bank PLC 4.50% 20194	3,000	4,213
Wal-Mart Stores, Inc. 4.875% 2029	6,000	8,712
Bank Nederlandse Gemeenten 3.75% 2014	5,560	8,507
HSBC Holdings PLC 6.25% 2018	5,000	8,188
Resona Bank, Ltd. 3.75% 20154	5,565	8,187
Hungarian Government 3.50% 2016	4,250	5,659
Hungarian Government 4.375% 2017	1,700	2,331
BNP Paribas 5.431% 2017	4,490	7,265
Munich Re Finance BV 6.75% 20234	4,250	6,609
Zurich Finance (USA), Inc., Series 16, 6.50% 2015	800	1,333
Zurich Finance (USA), Inc., Series 6, 5.75% 20234	3,500	5,186
AT&T Inc. 6.125% 2015	4,000	6,494
Croatian Government 5.00% 2014	4,215	6,340
Shinsei Bank, Ltd. 3.75% 20164	2,000	2,481
Shinsei Bank, Ltd. 3.75% 20164	3,000	3,722
Province De Québec 3.375% 2016	4,250	6,099
Scottish and Southern Energy PLC 6.125% 2013	3,500	5,600
Telefónica Emisiones, SAU 5.431% 2014	3,500	5,516
AstraZeneca PLC 4.625% 2010	3,600	5,442
Edcon (Proprietary) Ltd. 4.023% 20144	2,000	2,137
Edcon (Proprietary) Ltd. 4.023% 20144	2,500	2,672
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	4,502
Centrica plc 7.125% 2013	2,500	4,204
Sumitomo Mitsui Banking Corp. 4.375% 20144	2,820	4,127
Roche Holdings, Inc. 5.625% 2016	2,500	4,055
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,955
Novartis Finance SA, 4.25% 2016	2,500	3,837
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,449
Verizon Communications Inc. 8.75% 2015	1,850	3,433
BHP Billiton Finance Ltd.6.375% 2016	2,000	3,356
Deutsche Telekom International Finance BV 8.125% 20124	2,000	3,318
E.ON International Finance BV 5.125% 2012	1,955	3,082
Delhaize Group 5.625% 2014	2,000	3,074
Bulgaria (Republic of) 7.50% 2013	1,638	2,632
Bulgaria (Republic of) 7.50% 2013	250	402
International Endesa BV 5.375% 2013	1,750	2,761
Fortum Oyj 4.625% 2010	1,590	2,400
NXP BV and NXP Funding LLC 3.746% 20134	1,000	1,069
NXP BV and NXP Funding LLC 8.625% 2015	1,300	1,189
ENEL SpA 5.625% 2027	1,250	1,952
Tesco PLC 4.75% 2010	1,205	1,794
AXA 6.75% 20204	1,200	1,785
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.066% 20164	2,650	1,668
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 20154	1,100	1,618
Spanish Government 4.40% 2015	1,000	1,575
Aviva PLC 5.75% 20214	1,000	1,435
CEMEX Finance Europe B.V. 4.75% 2014	1,000	1,250
Edison SpA 5.125% 2010	750	1,139
Governor and Co. of the Bank of Ireland 6.45% 2010	415	614
Rockwood Specialties Group, Inc. 7.625% 2014	90	133
		3,008,097

JAPANESE YEN — 7.37%
Japanese Government 1.10% 2011	¥90,000	US$ 1,017
Japanese Government 1.40% 2012	2,926,000	33,520
Japanese Government 0.70% 2013	15,510,000	174,750
Japanese Government 1.30% 2015	26,580,000	306,354
Japanese Government 0.50% 20151,2	1,568,175	15,998
Japanese Government 2.00% 2016	2,465,000	29,683
Japanese Government 1.70% 2016	2,708,700	31,951
Japanese Government 1.20% 20171,2	1,157,595	11,958
Japanese Government 1.70% 2017	795,000	9,355
Japanese Government 1.20% 20171,2	4,282,060	44,088
Japanese Government 1.50% 2018	311,550	3,581
Japanese Government 2.30% 2035	2,870,000	32,608
Japanese Government 2.40% 2038	1,218,950	14,248
KfW International Finance Inc. 1.75% 2010	100,000	1,122
KfW 1.35% 2014	716,000	8,130
European Investment Bank 1.40% 2017	721,700	8,186
		726,549

POLISH ZLOTY — 2.91%
Polish Government 5.25% 2013	PLN235,000	81,457
Polish Government 5.00% 2013	105,700	36,069
Polish Government 5.75% 2014	337,100	117,606
Polish Government 5.25% 2017	156,555	51,694
		286,826

BRITISH POUNDS — 2.45%
United Kingdom 4.25% 2011	£10,000	16,755
United Kingdom 2.50% 20131	7,661	13,130
United Kingdom 2.25% 2014	24,930	39,340
United Kingdom 5.00% 2014	4,155	7,370
United Kingdom 2.50% 20161	7,469	13,167
United Kingdom 4.50% 2019	20,475	35,118
United Kingdom 3.75% 2019	12,970	20,867
United Kingdom 4.75% 2020	17,980	31,415
United Kingdom 6.00% 2028	6,350	12,977
United Kingdom 4.75% 2030	9,870	17,399
RSA Insurance Group PLC 9.375% 20394	2,598	4,991
RSA Insurance Group PLC 8.50% (undated)4	3,910	6,627
Tesco PLC 5.50% 2033	2,640	4,280
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20393,5	2,400	3,594
Lafarge 8.75% 2017	2,000	3,593
HSBC Holdings PLC 6.375% 20224	2,000	3,348
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017	1,500	2,258
Allied Irish Banks, PLC 5.625% 20304	2,000	2,031
Wal-Mart Stores, Inc. 5.625% 2034	950	1,654
General Electric Capital Corp. 5.625% 2031	750	1,122
		241,036

SOUTH KOREAN WON — 2.35%
South Korean Government 5.75% 2010	KRW 6,915,000	6,023
South Korean Government 5.25% 2013	5,665,000	4,938
South Korean Government 5.75% 2013	35,000,000	31,018
South Korean Government 4.75% 2014	41,800,000	35,654
South Korean Government 4.25% 2014	41,330,000	34,335
South Korean Government 5.00% 2014	24,536,500	21,065
South Korean Government 5.25% 2015	40,938,000	35,443
South Korean Government 5.50% 2017	52,128,550	45,444
South Korean Government 5.75% 2018	20,000,000	17,648
		231,568

MEXICAN PESOS — 2.19%
United Mexican States Government, Series M, 7.50% 2012	MXN390,000	US$ 29,617
United Mexican States Government, Series MI10, 9.50% 2014	707,263	57,042
United Mexican States Government, Series M10, 8.00% 2015	551,200	41,575
United Mexican States Government, Series M10, 7.25% 2016	314,000	22,675
United Mexican States Government, Series M10, 7.75% 2017	413,400	30,509
United Mexican States Government, Series M20, 10.00% 2024	119,900	10,268
United Mexican States Government, Series M30, 10.00% 2036	281,000	23,660
América Móvil, SAB de CV 8.46% 2036	15,000	857
		216,203

AUSTRALIAN DOLLARS — 2.03%
Queensland Treasury Corp., Series 12, 6.50% 2012	$ A12,250	11,166
Queensland Treasury Corp., Series 15, 6.00% 2015	56,510	50,466
Queensland Treasury Corp., Series 17, 6.00% 2017	75,100	66,926
New South Wales Treasury Corp., Series 12, 6.00% 2012	12,250	11,028
New South Wales Treasury Corp., Series 14, 5.50% 2014	24,706	21,654
Treasury Corp. of Victoria 6.25% 2012	12,250	11,092
Australia Government Agency-Guaranteed, National Australia Bank 5.75% 2013	12,000	10,565
Australia Government Agency-Guaranteed, Macquarie Bank Ltd. 5.00% 2014	10,000	8,467
KfW 6.25% 2012	8,250	7,444
Countrywide Financial Corp. 6.25% 2010	2,000	1,760
		200,568

DANISH KRONER — 1.77%
Nykredit 4.00% 20353	DKr165,815	31,143
Nykredit 5.00% 20383	291,607	57,734
Nykredit 6.00% 20383	124,847	25,438
Nykredit 6.00% 20383	43,806	8,910
Nykredit 6.00% 20413	51,843	10,501
Kingdom of Denmark 4.00% 2012	90,000	18,590
Kingdom of Denmark 5.00% 2013	67,170	14,411
Realkredit Danmark, interest only, 6.00% 20383	40,324	8,197
		174,924

SWEDISH KRONOR — 1.68%
Swedish Government 5.25% 2011	SKr158,650	24,241
Swedish Government 4.00% 20123	265,000	39,273
Swedish Government 5.50% 2012	113,000	17,847
Swedish Government 6.75% 2014	22,080	3,729
Swedish Government 4.50% 2015	302,025	46,991
Swedish Government 5.00% 2020	72,640	11,942
Stadshypotek AB 6.00% 20123	79,000	12,369
Nordea Hypotek AB 4.00% 20123	60,000	8,917
		165,309

MALAYSIAN RINGGITS — 1.50%
Malaysian Government 3.718% 2012	MYR107,634	31,849
Malaysian Government 5.094% 2014	214,630	65,983
Malaysian Government 3.741% 2015	18,985	5,478
Malaysian Government 3.814% 2017	120,300	34,471
Malaysian Government 4.24% 2018	35,000	10,256
		148,037

BRAZILIAN REAIS — 1.24%
Brazilian Treasury Bill 6.00% 20101,2	BRL 14,736	8,424
Brazil (Federal Republic of) 10.00% 20122	20,000	10,979
Brazilian Treasury Bill 6.00% 20151,2	21,870	12,174
Brazil (Federal Republic of) 10.00% 20172	167,620	82,860
Brazil (Federal Republic of) Global 12.50% 2022	3,500	2,188
Brazil (Federal Republic of) Global 10.25% 2028	11,120	6,072
		122,697

CANADIAN DOLLARS — 1.02%
Canadian Government 5.50% 2010	$ C13,755	US$ 13,316
Canadian Government 5.25% 2012	6,000	6,132
Canadian Government 4.50% 2015	36,900	37,946
Canadian Government 4.25% 2018	9,450	9,593
Canadian Government 5.75% 2029	2,250	2,627
Province of Ontario, Series HC, 9.50% 2022	2,000	2,801
Province of Ontario 4.60% 2039	5,000	4,739
Province De Québec 9.375% 2023	2,000	2,766
Wells Fargo & Co. 6.05% 2012	2,000	2,020
Bank of Nova Scotia 5.04% 2013	2,000	2,017
Toronto-Dominion Bank 4.854% 2013	2,000	2,008
Canadian Imperial Bank 5.00% 2012	2,000	2,007
GE Capital Canada Funding Co., Series A, 5.29% 2012	2,000	1,972
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	1,832
Thomson Reuters Corp. 5.70% 2015	1,750	1,811
Bank of Montreal 5.18% 2015	1,750	1,799
Royal Bank of Canada 5.20% 2012	1,750	1,766
Canada Housing Trust 4.10% 2018	1,500	1,468
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,260
Province of New Brunswick 6.75% 2017	750	846
		100,726

NEW TURKISH LIRAS — 0.87%
Turkey (Republic of) 10.00% 20121,2	TRY99,335	75,569
Turkey (Republic of) 16.00% 2012	13,000	10,083
		85,652

SINGAPORE DOLLARS — 0.74%
Singapore (Republic of) 3.125% 2011	$ S33,400	24,577
Singapore (Republic of) 3.75% 2016	61,550	48,417
		72,994

EGYPTIAN POUNDS — 0.39%
Egypt (Arab Republic of) 0% 2010	EGP35,000	6,199
Egypt (Arab Republic of) 0% 20102	24,000	4,244
Egypt (Arab Republic of) 9.10% 2010	39,650	7,301
Egypt (Arab Republic of) 9.10% 2010	1,955	362
Egypt (Arab Republic of) 11.50% 2011	5,865	1,140
Egypt (Arab Republic of) 9.10% 2012	82,870	15,159
Egypt (Arab Republic of) 9.20% 2014	8,925	1,642
Egypt (Arab Republic of) 11.625% 2014	12,535	2,519
		38,566

INDONESIAN RUPIAH — 0.36%
Indonesia (Republic of) 11.00% 2012	IDR 53,290,000	5,888
Indonesia (Republic of) 12.50% 2013	113,803,000	13,118
Indonesia (Republic of) 14.275% 2013	27,430,000	3,372
Indonesia (Republic of) 11.25% 2014	16,490,000	1,859
Indonesia (Republic of) 10.75% 2016	104,000,000	11,585
		35,822

NORWEGIAN KRONER — 0.27%
Norwegian Government 4.25% 2017	NKr118,150	20,846
KfW 5.00% 2015	30,500	5,408
		26,254

ISRAELI SHEKELS — 0.15%
Israeli Government 6.50% 20162	ILS50,300	15,069

DOMINICAN PESOS — 0.04%
Cervecería Nacional Dominicana, C. por A. 16.00% 20122,5	DOP122,949	US$ 2,976
Cervecería Nacional Dominicana, C. por A. 16.00% 20122,5	37,704	913
		3,889

ARGENTINE PESOS — 0.04%
Argentina (Republic of) 5.83% 20331,2,3,6	ARS 6,656	938
Argentina (Republic of) GDP-Linked 2035	40,842	644
Argentina (Republic of) 0.63% 20381,2,3	73,345	2,015
		3,597

U.S. DOLLARS — 34.94%
U.S. Treasury 5.75% 2010	US$ 6,500	6,803
U.S. Treasury 2.375% 20111,2	35,578	36,670
U.S. Treasury 1.75% 2011	68,937	69,987
U.S. Treasury 4.625% 2011	30,000	32,351
U.S. Treasury 4.875% 2012	16,530	17,983
U.S. Treasury 3.00% 20121,2	42,617	45,359
U.S. Treasury 3.375% 2013	4,550	4,820
U.S. Treasury 2.75% 2013	24,000	24,771
U.S. Treasury 2.00% 2013	18,370	18,397
U.S. Treasury 1.75% 2014	79,030	78,052
U.S. Treasury 2.00% 20141,2	64,495	66,944
U.S. Treasury 2.25% 2014	9,500	9,530
U.S. Treasury 1.875% 20151,2	27,625	28,599
U.S. Treasury 4.25% 2015	16,750	18,245
U.S. Treasury 2.375% 2016	15,500	15,090
U.S. Treasury 5.125% 2016	98,000	111,796
U.S. Treasury 7.50% 2016	61,850	79,782
U.S. Treasury 2.375% 20171,2	25,043	26,692
U.S. Treasury 8.875% 2017	17,260	24,182
U.S. Treasury 1.625% 20181,2	2,570	2,600
U.S. Treasury 3.875% 2018	19,000	19,916
U.S. Treasury 1.375% 20181,2	25,627	25,435
U.S. Treasury 3.75% 2018	11,500	11,902
U.S. Treasury 3.125% 2019	38,250	37,640
U.S. Treasury 3.625% 2019	16,250	16,680
U.S. Treasury 2.00% 20261,2	37,467	37,537
U.S. Treasury 5.25% 2029	27,275	31,682
U.S. Treasury 3.50% 2039	4,000	3,626
Fannie Mae 5.25% 2012	47,800	51,065
Fannie Mae 5.00% 20173	706	751
Fannie Mae 5.00% 20193	203	216
Fannie Mae 4.50% 20243	1,275	1,323
Fannie Mae 4.50% 20243	12,821	13,300
Fannie Mae 4.50% 20243	3,491	3,621
Fannie Mae 4.00% 20243	5,593	5,700
Fannie Mae 4.00% 20243	24,549	25,021
Fannie Mae 4.50% 20243	1,915	1,987
Fannie Mae 4.50% 20243	7,939	8,235
Fannie Mae 4.50% 20243	1,108	1,149
Fannie Mae 4.50% 20243	1,239	1,285
Fannie Mae 4.50% 20243	1,099	1,140
Fannie Mae 4.50% 20243	1,291	1,340
Fannie Mae 4.50% 20243	19,190	19,874
Fannie Mae, Series 2001-4, Class GA, 10.063% 20253,4	17	20
Fannie Mae 6.00% 20263	941	998
Fannie Mae 5.50% 20343	871	916
Fannie Mae 5.50% 20353	5,237	5,509
Fannie Mae 4.50% 20353	2,024	2,062
Fannie Mae 6.00% 20363	6,889	7,305
Fannie Mae 6.00% 20363	12,905	13,676
Fannie Mae, Series 2006-49, Class PA, 6.00% 20363	1,289	1,397
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	5,226	4,374
Fannie Mae 6.50% 20363	5,333	5,690
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20363	4,146	3,435
Fannie Mae 6.00% 20363	2,854	3,025
Fannie Mae 5.50% 20373	642	675
Fannie Mae 5.00% 20373	1,505	1,557
Fannie Mae 6.50% 20373	2,074	2,213
Fannie Mae 6.00% 20373	7,146	7,556
Fannie Mae 6.50% 20373	1,285	1,376
Fannie Mae 6.50% 20373	3,315	3,556
Fannie Mae 6.50% 20373	4,946	5,295
Fannie Mae 5.317% 20383,4	11,305	11,994
Fannie Mae 6.50% 20383	14,164	15,166
Fannie Mae 4.445% 20383,4	7,066	7,403
Fannie Mae 4.50% 20383	5,565	5,646
Fannie Mae 6.50% 20383	7,477	8,005
Fannie Mae 5.50% 20383	6,511	6,843
Fannie Mae 5.50% 20383	7,835	8,235
Fannie Mae 5.50% 20383	15,473	16,241
Fannie Mae 5.50% 20383	8,293	8,720
Fannie Mae 6.00% 20383	14,773	15,621
Fannie Mae 5.50% 20383	11,101	11,652
Fannie Mae 6.00% 20383	5,325	5,628
Fannie Mae 5.50% 20383	4,391	4,617
Fannie Mae 6.50% 20393	4,423	4,736
Fannie Mae 3.795% 20393,4	1,592	1,644
Fannie Mae 3.913% 20393,4	1,198	1,241
Fannie Mae 3.76% 20393,4	1,996	2,059
Fannie Mae 3.85% 20393,4	830	859
Fannie Mae 3.951% 20393,4	1,169	1,212
Fannie Mae 4.00% 20392,3,4	1,220	1,264
Fannie Mae 3.625% 20392,3,4	1,635	1,679
Fannie Mae 5.00% 20393	17,240	17,808
Fannie Mae 6.00% 20393	33,854	35,721
Fannie Mae 3.62% 20392,3,4	3,530	3,616
Fannie Mae 3.90% 20392,3,4	1,379	1,432
Fannie Mae 4.00% 20392,3,4	1,379	1,431
Fannie Mae 6.50% 20473	2,512	2,677
Fannie Mae 7.00% 20473	1,595	1,730
Fannie Mae 6.50% 20473	4,146	4,418
Fannie Mae 6.50% 20473	1,531	1,632
Fannie Mae 6.50% 20483	9,073	9,669
Freddie Mac 3.125% 2010	9,790	9,888
Freddie Mac, Series 3171, Class MO, principal only, 0% 20363	5,287	4,331
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	5,693	4,881
Freddie Mac, Series 3292, Class BO, principal only, 0% 20373	1,585	1,314
Freddie Mac 6.50% 20373	4,296	4,594
Freddie Mac 6.00% 20373	9,557	10,143
Freddie Mac 5.486% 20383,4	10,977	11,649
Freddie Mac 6.50% 20383	10,700	11,432
Freddie Mac 5.50% 20383	8,580	8,997
Freddie Mac 5.50% 20383	13,784	14,496
Freddie Mac 5.50% 20383	1,737	1,821
Freddie Mac 6.00% 20383	4,813	5,097
Freddie Mac 6.00% 20383	761	806
Freddie Mac 6.00% 20383	5,344	5,647
Freddie Mac 6.00% 20383	1,746	1,846
Freddie Mac 6.50% 20383	20,721	22,137
Freddie Mac 6.50% 20383	9,745	10,411
Freddie Mac 3.756% 20393,4	1,000	1,030
Freddie Mac 3.85% 20393,4	1,016	1,049
Freddie Mac 5.50% 20393	13,796	14,441
Korea Development Bank 5.30% 2013	17,100	17,350
Korea Development Bank 8.00% 2014	33,130	37,704
France Government Agency-Guaranteed, Société Finance 3.375% 20145	5,900	6,040
France Government Agency-Guaranteed, Société Finance 2.875% 20145	6,070	6,066
Société Générale 5.75% 20165	21,720	22,333
Polish Government 6.375% 2019	30,080	33,943
Anheuser-Busch InBev NV 7.75% 20195	13,095	15,521
Anheuser-Busch InBev NV 6.875% 20195	14,400	16,295
GlaxoSmithKline Capital Inc. 4.85% 2013	4,000	4,301
GlaxoSmithKline Capital Inc. 5.65% 2018	23,945	26,277
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	23,250	29,411
Countrywide Financial Corp., Series B, 5.80% 2012	1,420	1,499
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,500	6,760
Bank of America Corp. 5.30% 2017	8,575	8,239
Bank of America Corp. 5.75% 2017	1,155	1,155
Bank of America Corp. 5.65% 2018	10,660	10,543
BankAmerica Capital II, Series 2, 8.00% 2026	265	260
Vodafone Group PLC 5.00% 2015	7,500	7,936
Vodafone Group PLC 5.625% 2017	11,850	12,578
Vodafone Group PLC 6.15% 2037	6,100	6,545
Scotland International Finance No. 2 BV 4.25% 20135	2,070	2,009
HBOS PLC 6.75% 20185	20,910	18,673
HBOS PLC 6.00% 20335	7,700	5,427
Lloyds Banking Group PLC 6.413% (undated)4,5	1,500	872
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,085
Comcast Corp. 6.30% 2017	3,000	3,292
Comcast Corp. 5.875% 2018	11,790	12,583
Comcast Corp. 5.70% 2018	1,450	1,527
Comcast Corp. 6.95% 2037	5,035	5,638
Comcast Corp. 6.40% 2038	1,750	1,851
Barclays Bank PLC 5.00% 2016	15,275	15,493
Barclays Bank PLC 6.05% 20175	8,755	8,825
Roche Holdings Inc. 4.50% 20125	1,875	1,986
Roche Holdings Inc. 5.00% 20145	4,000	4,325
Roche Holdings Inc. 6.00% 20195	12,520	13,934
Roche Holdings Inc. 7.00% 20395	3,040	3,787
Verizon Communications Inc. 3.75% 20115	6,870	7,091
Verizon Communications Inc. 5.55% 20145	2,645	2,861
Verizon Communications Inc. 5.50% 2017	1,750	1,868
Verizon Communications Inc. 8.50% 20185	5,750	7,192
Verizon Communications Inc. 6.35% 2019	2,340	2,589
Verizon Communications Inc. 8.95% 2039	1,500	2,061
E.ON International Finance BV 5.80% 20185	19,030	20,514
E.ON International Finance BV 6.65% 20385	2,500	2,934
Telecom Italia Capital SA, Series B, 5.25% 2013	6,550	6,897
Telecom Italia Capital SA 4.95% 2014	9,175	9,505
Telecom Italia Capital SA 6.999% 2018	2,800	3,099
Telecom Italia Capital SA 7.20% 2036	1,950	2,210
Telecom Italia Capital SA 7.721% 2038	1,000	1,191
Iberdrola Finance Ireland 3.80% 20145	5,760	5,847
Scottish Power PLC 5.375% 2015	12,700	13,524
Scottish Power PLC 5.81% 2025	2,500	2,527
Deutsche Telekom International Finance BV 5.875% 2013	6,230	6,786
Deutsche Telekom International Finance BV 6.75% 2018	12,500	14,019
South Africa (Republic of) 6.875% 2019	18,510	20,731
United Mexican States Government Global 6.375% 2013	151	166
United Mexican States Government Global 5.875% 2014	9,250	9,869
United Mexican States Government Global 5.95% 2019	8,020	8,461
United Mexican States Government Global 6.05% 2040	520	521
Simon Property Group, LP 6.35% 2012	1,300	1,383
Simon Property Group, LP 6.75% 2014	4,025	4,321
Simon Property Group, LP 5.25% 2016	1,740	1,718
Simon Property Group, LP 5.875% 2017	1,850	1,889
Simon Property Group, LP 6.125% 2018	3,850	3,886
Simon Property Group, LP 10.35% 2019	4,250	5,297
Volvo Treasury AB 5.95% 20155	18,480	18,484
Gaz Capital SA, Series 7, 6.212% 2016	5,500	5,333
Gaz Capital SA 6.51% 20225	5,310	4,879
Open Joint Stock Co. Gazprom, Series 2, 8.625% 20345	2,000	2,195
Gaz Capital SA 7.288% 20375	5,900	5,546
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 20125	1,750	1,816
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20165	7,250	7,352
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20185	8,000	8,725
Ras Laffan Liquefied Natural Gas III 5.50% 20145	5,300	5,653
Ras Laffan Liquefied Natural Gas II 5.298% 20203,5	3,980	3,993
Ras Laffan Liquefied Natural Gas III 5.838% 20273,5	8,000	7,887
UniCredito Italiano SpA 5.584% 20174,5	2,730	2,363
UniCredito Italiano SpA 6.00% 20175	7,175	6,937
HVB Funding Trust I 8.741% 20315	7,491	6,442
HVB Funding Trust III 9.00% 20315	1,810	1,557
UniCredito Italiano Capital Trust II 9.20% (undated)4,5	100	93
Veolia Environnement 5.25% 2013	5,605	5,881
Veolia Environnement 6.00% 2018	10,625	11,452
Turkey (Republic of) 6.75% 2018	3,000	3,172
Turkey (Republic of) 7.00% 2019	3,500	3,754
Turkey (Republic of) 7.50% 2019	5,000	5,525
Turkey (Republic of) 8.00% 2034	4,200	4,793
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,648
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,587
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,561
TransCanada PipeLines Ltd. 6.35% 20674	5,880	5,159
SBC Communications Inc. 5.625% 2016	1,500	1,616
AT&T Inc. 5.50% 2018	7,300	7,629
AT&T Inc. 5.80% 2019	5,400	5,789
SBC Communications Inc. 6.45% 2034	1,275	1,348
CRH America Inc. 6.95% 2012	1,970	2,112
CRH America, Inc. 6.00% 2016	1,620	1,663
CRH America, Inc. 8.125% 2018	10,377	11,686
Singapore Telecommunications Ltd. 6.375% 20115	8,540	9,294
Singapore Telecommunications Ltd. 7.375% 20315	4,500	5,641
British American Tobacco International Finance PLC 9.50% 20185	11,485	14,921
Santander Issuances, SA Unipersonal 0.652% 20164,5	900	830
Santander Issuances, SA Unipersonal 5.805% 20164,5	5,400	4,808
Sovereign Bancorp, Inc. 8.75% 2018	265	306
Santander Issuances, SA Unipersonal 6.50% 20194,5	6,400	6,664
Abbey National PLC 7.95% 2029	2,180	2,287
Development Bank of Singapore Ltd. 7.875% 20105	10,250	10,564
Development Bank of Singapore Ltd. 7.125% 20115	3,800	4,077
National Rural Utilities Cooperative Finance Corp. 2.625% 2012	4,200	4,226
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,316
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	7,844
Goldman Sachs Group, Inc. 6.25% 2017	800	847
Goldman Sachs Group, Inc. 5.95% 2018	1,175	1,221
Goldman Sachs Group, Inc. 6.15% 2018	7,700	8,113
Goldman Sachs Group, Inc. 7.50% 2019	3,625	4,161
AstraZeneca PLC 5.90% 2017	12,500	14,009
Norfolk Southern Corp. 5.75% 20165	5,515	6,034
Norfolk Southern Corp. 7.05% 2037	6,200	7,844
Progress Energy, Inc. 6.05% 2014	5,000	5,489
Progress Energy, Inc. 7.05% 2019	7,125	8,311
Enel Finance International 3.875% 20145	13,805	13,768
Pfizer Inc. 4.45% 2012	2,250	2,391
Pfizer Inc. 6.20% 2019	9,820	11,089
JPMorgan Chase Bank NA 6.00% 2017	7,000	7,374
JPMorgan Chase & Co. 6.30% 2019	5,360	5,862
Enersis SA 7.375% 2014	11,935	13,192
Resona Bank, Ltd. 5.85% (undated)4,5	14,665	12,702
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	100	106
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,125	7,196
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	1,085	1,145
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20167	5,330	4,224
DaimlerChrysler North America Holding Corp. 5.875% 2011	4,850	5,035
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,997	7,353
Wells Fargo & Co. 5.625% 2017	11,750	12,362
Kroger Co. 7.50% 2014	6,750	7,786
Kroger Co. 6.40% 2017	4,000	4,433
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20383,4	2,470	2,382
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.84% 20393,4	3,770	3,711
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20413,4	4,825	4,709
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20433,4	1,655	1,400
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,320	7,899
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,043
PSEG Power LLC 7.75% 2011	5,925	6,404
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,650	2,841
PSEG Power LLC 8.625% 2031	1,945	2,638
Telefónica Emisiones, SAU 4.949% 2015	2,580	2,740
Telefónica Emisiones, SAU 6.421% 2016	8,000	8,997
C5 Capital (SPV) Ltd. 6.196% (undated)4,5	1,600	1,245
C8 Capital (SPV) Ltd. 6.64% (undated)4,5	1,100	851
C8 Capital (SPV) Ltd. 6.64% (undated)4	2,525	1,953
C10 Capital (SPV) Ltd. 6.722% (undated)4,5	8,075	6,391
C10 Capital (SPV) Ltd. 6.722% (undated)4	1,625	1,286
CVS Caremark Corp. 6.60% 2019	3,310	3,738
CVS Caremark Corp. 5.789% 20263,5	984	926
CVS Caremark Corp. 6.036% 20283	1,178	1,138
CVS Caremark Corp. 6.943% 20303	5,691	5,765
Israeli Government 5.125% 2019	11,000	11,325
Niagara Mohawk Power 3.553% 20145	1,340	1,350
National Grid PLC 6.30% 2016	8,825	9,676
Walgreen Co. 4.875% 2013	10,000	10,789
Citigroup Inc. 6.125% 2017	4,318	4,294
Citigroup Inc. 8.125% 2039	5,750	6,456
AXA SA 8.60% 2030	9,750	10,545
HSBC Finance Corp. 0.759% 20144	1,750	1,612
HSBC Finance Corp. 0.791% 20164	9,900	8,820
State of Qatar 9.75% 2030	7,250	10,404
Target Corp. 6.00% 2018	4,375	4,937
Target Corp. 7.00% 2038	4,600	5,402
Indonesia (Republic of) 6.875% 2018	5,450	5,913
Indonesia (Republic of) 6.625% 20375	4,000	3,980
Shell International Finance B.V. 4.00% 2014	9,340	9,821
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 20343	1,541	1,585
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 20353	1,315	1,376
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20363	1,587	1,661
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20373	2,300	2,238
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20393,4	1,905	1,690
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 20393	500	494
Intergen Power 9.00% 20175	8,525	8,823
Bausch & Lomb Inc. 9.875% 2015	8,250	8,683
McDonald's Corp., Series I, 5.00% 2019	8,005	8,536
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 3.754% 20143,4,8	1,032	824
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	3,480	2,523
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	3,780	2,740
Texas Competitive Electric Holdings Co. LLC 11.25% 20164,6	2,905	2,019
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,250	1,331
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	6,325	6,738
France Télécom 7.75% 20114	730	791
France Télécom 4.375% 2014	3,385	3,552
France Télécom 5.375% 2019	3,480	3,708
ProLogis 5.50% 2012	2,600	2,571
ProLogis 7.625% 2014	3,765	3,852
ProLogis 5.625% 2016	295	265
ProLogis 6.625% 2018	1,430	1,323
HSBK (Europe) BV 7.75% 2013	4,975	4,676
HSBK (Europe) BV 7.25% 20175	1,865	1,539
HSBK (Europe) BV 7.25% 2017	2,175	1,794
Federal Home Loan Bank 5.25% 2014	7,125	7,965
Jackson National Life Global 5.375% 20135	7,615	7,730
Royal Bank of Scotland Group PLC 4.875% 20145	6,360	6,465
Royal Bank of Scotland Group PLC 6.99% (undated)4,5	2,000	1,041
Standard Chartered Bank 6.40% 20175	7,115	7,415
Time Warner Cable Inc. 7.50% 2014	1,085	1,246
Time Warner Cable Inc. 6.75% 2018	3,985	4,410
Time Warner Cable Inc. 8.25% 2019	1,315	1,592
Abbott Laboratories 5.875% 2016	3,435	3,834
Abbott Laboratories 5.125% 2019	1,020	1,083
Abbott Laboratories 6.00% 2039	1,980	2,259
Dollar General Corp. 10.625% 2015	1,800	1,998
Dollar General Corp. 11.875% 20174,6	4,500	5,085
Hospitality Properties Trust 7.875% 2014	340	341
Hospitality Properties Trust 6.30% 2016	315	282
Hospitality Properties Trust 5.625% 2017	680	577
Hospitality Properties Trust 6.70% 2018	6,395	5,684
Kimco Realty Corp. 5.304% 2011	450	455
Kimco Realty Corp. 6.00% 2012	875	913
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,211
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,318
Kimco Realty Corp. 5.584% 2015	2,003	1,958
Kimco Realty Corp., Series C, 5.783% 2016	550	541
Kimco Realty Corp. 5.70% 2017	415	389
Macy's Retail Holdings, Inc. 8.875% 20154	6,230	6,530
Federated Department Stores, Inc. 6.90% 2029	55	44
Novartis Securities Investment Ltd. 5.125% 2019	6,060	6,463
NTL Cable PLC 8.75% 2014	1,725	1,768
NTL Cable PLC 9.125% 2016	1,000	1,032
NTL Cable PLC 9.50% 2016	3,400	3,595
Biogen Idec Inc. 6.00% 2013	6,000	6,383
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20145	6,365	6,374
Westfield Group 7.50% 20145	690	744
Westfield Group 5.70% 20165	1,000	970
Westfield Group 7.125% 20185	2,210	2,307
Westfield Group 6.75% 20195	2,300	2,331
Kraft Foods Inc. 6.125% 2018	5,975	6,342
Brazil (Federal Republic of) Global 5.625% 2041	6,500	6,337
American Tower Corp. 7.00% 2017	6,150	6,334
Holcim Ltd. 6.00% 20195	4,070	4,127
Holcim Ltd. 6.875% 20395	2,000	2,068
AOL Time Warner Inc. 7.625% 2031	2,240	2,517
Time Warner Inc. 6.50% 2036	3,490	3,583
Ukraine Government 6.58% 2016	1,700	1,343
Ukraine Government 6.75% 2017	6,000	4,753
Burlington Northern Santa Fe Corp. 5.75% 2018	1,160	1,262
Burlington Northern Santa Fe Corp. 4.70% 2019	1,960	1,987
Burlington Northern Santa Fe Corp. 6.15% 2037	2,240	2,495
BNSF Funding Trust I 6.613% 20554	335	312
Edison Mission Energy 7.50% 2013	155	146
Midwest Generation, LLC, Series B, 8.56% 20163	2,767	2,809
Edison Mission Energy 7.20% 2019	3,175	2,588
Edison Mission Energy 7.625% 2027	650	468
Northrop Grumman Corp. 5.05% 2019	5,590	5,885
Electricité de France SA 5.50% 20145	2,350	2,581
Electricité de France SA 6.95% 20395	2,625	3,264
Gabonese Republic 8.20% 20175	5,500	5,775
Corporación Andina de Fomento 5.75% 2017	5,025	5,126
Corporación Andina de Fomento 8.125% 2019	550	641
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 20113	2,081	2,099
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 20123	2,368	2,391
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 20143	1,250	1,252
CCH II, LLC and CCH II Capital Corp. 10.25% 20109	1,550	1,751
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20125	1,425	1,457
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 20139	1,140	1,163
Charter Communications Operating, LLC, Term Loan B, 6.25% 20143,4,8	884	836
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20145	475	517
Union Pacific Corp. 5.70% 2018	3,200	3,458
Union Pacific Corp. 6.15% 2037	1,990	2,257
Michaels Stores, Inc., Term Loan B, 2.563% 20133,4,8	244	219
Michaels Stores, Inc. 10.00% 2014	5,425	5,371
Constellation Brands, Inc. 7.25% 2017	5,410	5,410
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20125	5,300	5,364
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20113,5	822	827
BAE Systems Holdings Inc. 6.375% 20195	4,100	4,532
Elan Finance PLC and Elan Finance Corp. 4.44% 20114	370	363
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	2,295	2,350
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	335	339
Elan Finance PLC and Elan Finance Corp. 8.75% 20162,5	2,295	2,266
NXP BV and NXP Funding LLC 7.875% 2014	3,325	2,627
NXP BV and NXP Funding LLC 9.50% 2015	3,970	2,650
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373,5	3,000	2,800
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20373,5	1,150	1,115
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20373,5	1,330	1,287
First Data Corp., Term Loan B2, 3.036% 20143,4,8	4,732	4,087
First Data Corp. 9.875% 2015	700	650
First Data Corp. 9.875% 2015	350	325
Toys "R" Us, Inc. 7.625% 2011	3,965	3,925
Toys "R" Us, Inc. 7.375% 2018	1,000	875
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 20423	3,268	3,269
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.065% 20453,4	1,580	1,501
CMC Energy Corp. 6.55% 2017	1,810	1,776
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	2,932
Nextel Communications, Inc., Series E, 6.875% 2013	375	350
Nextel Communications, Inc., Series F, 5.95% 2014	4,345	3,867
Sprint Capital Corp. 8.75% 2032	500	475
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20145	4,655	4,667
Univision Communications Inc. 12.00% 20145	1,550	1,674
Univision Communications, Inc., First Lien Term Loan B, 2.533% 20143,4,8	780	662
Univision Communications Inc. 10.50% 20154,5,6	3,000	2,325
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20125	4,500	4,657
AES Corp. 7.75% 2015	2,200	2,222
AES Corp. 8.00% 2020	2,440	2,434
Kinder Morgan Energy Partners LP 6.85% 2020	4,220	4,618
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20363	4,461	4,617
Banco Mercantil del Norte, SA 6.135% 20164,5	1,500	1,448
Banco Mercantil del Norte, SA 6.862% 20214,5	3,500	3,164
International Paper Co. 7.95% 2018	1,800	1,954
International Paper Co. 9.375% 2019	150	176
International Paper Co. 7.50% 2021	2,335	2,479
Safeway Inc. 6.25% 2014	2,625	2,903
Safeway Inc. 6.35% 2017	1,500	1,668
Ford Motor Credit Co. 7.375% 2009	325	325
Ford Motor Credit Co. 9.75% 20104	1,050	1,073
Ford Motor Credit Co. 7.375% 2011	1,100	1,095
Ford Motor Credit Co. 3.26% 20124	1,225	1,104
Ford Motor Credit Co. 8.70% 2014	500	490
Ford Motor Credit Co. 8.00% 2016	450	418
News America Inc. 6.90% 2019	4,000	4,471
Williams Companies, Inc. 7.875% 2021	1,775	1,924
Transcontinental Gas Pipe Line Corp. 7.25% 2026	575	663
Williams Companies, Inc. 8.75% 2032	1,620	1,863
Boyd Gaming Corp. 7.75% 2012	620	622
Boyd Gaming Corp. 6.75% 2014	3,025	2,722
Boyd Gaming Corp. 7.125% 2016	1,175	1,040
Tenet Healthcare Corp. 7.375% 2013	960	955
Tenet Healthcare Corp. 9.25% 2015	1,055	1,106
Tenet Healthcare Corp. 8.875% 20195	2,145	2,274
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20193	1,211	1,136
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	329	317
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20213	406	370
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20223	2,584	2,466
Cricket Communications, Inc. 9.375% 2014	1,775	1,810
Cricket Communications, Inc. 7.75% 20165	2,425	2,473
Delhaize Group 5.875% 2014	1,220	1,315
Delhaize Group 6.50% 2017	1,500	1,635
Delhaize America, Inc. 9.00% 2031	1,000	1,319
ARAMARK Corp., Term Loan B, 2.158% 20143,4,8	53	49
ARAMARK Corp., Letter of Credit, 4.721% 20143,4,8	3	3
ARAMARK Corp. 3.983% 20154	1,500	1,309
ARAMARK Corp. 8.50% 2015	2,800	2,838
Neiman Marcus Group, Inc. 9.75% 20154,6	4,838	4,161
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20163	4,250	4,130
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,000	4,120
SLM Corp., Series A, 5.45% 2011	2,000	1,887
SLM Corp., Series A, 0.734% 20114	1,250	1,049
SLM Corp., Series A, 5.00% 2015	1,500	1,119
Merck & Co., Inc. 5.00% 2019	3,775	4,035
ACE INA Holdings Inc. 5.875% 2014	1,510	1,652
ACE INA Holdings Inc. 5.80% 2018	2,200	2,381
US Investigations Services, Inc., Term Loan B, 3.292% 20153,4,8	1,719	1,613
US Investigations Services, Inc. 10.50% 20155	1,900	1,615
US Investigations Services, Inc. 11.75% 20165	1,035	802
Chevron Corp. 4.95% 2019	3,700	3,957
Stater Bros. Holdings Inc. 8.125% 2012	1,460	1,475
Stater Bros. Holdings Inc. 7.75% 2015	2,525	2,462
Staples, Inc. 9.75% 2014	3,250	3,908
Sunoco, Inc. 5.75% 2017	3,900	3,893
SUPERVALU INC. 8.00% 2016	725	754
Albertson's, Inc. 8.00% 2031	3,450	3,114
Cox Communications, Inc. 4.625% 2010	625	631
Cox Communications, Inc. 5.45% 2014	3,000	3,226
Orascom Telecom 7.875% 20145	3,980	3,821
Allison Transmission Holdings, Inc. 11.00% 20155	2,875	2,832
Allison Transmission Holdings, Inc. 12.00% 20154,5,6	1,050	982
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.916% (undated)3,4	4,000	3,763
South Korean Government 5.75% 2014	3,400	3,674
TRW Automotive Inc. 7.00% 20145	4,000	3,660
Schering-Plough Corp. 6.00% 2017	3,275	3,659
Devon Energy Corp. 6.30% 2019	3,280	3,625
Sanmina-SCI Corp. 6.75% 2013	2,625	2,507
Sanmina-SCI Corp. 8.125% 2016	1,150	1,081
Lehman Brothers Holdings Inc., Series I, 6.875% 20189	19,565	3,571
Tesco PLC 5.50% 20175	3,350	3,498
Freescale Semiconductor, Inc., Term Loan B, 2.011% 20133,4,8	783	629
Freescale Semiconductor, Inc. 8.875% 2014	825	635
Freescale Semiconductor, Inc. 9.875% 20144,6	875	608
Freescale Semiconductor, Inc., Term Loan B, 12.50% 20143,8	1,590	1,603
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.868% 20363,4	3,989	3,024
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.911% 20363,4	697	449
HCA Inc., Term Loan B, 2.533% 20133,4,8	669	633
HCA Inc. 9.25% 2016	1,490	1,544
HCA Inc. 8.50% 20195	600	630
HCA Inc. 7.875% 20205	650	654
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 20332,3	3,387	3,412
ZFS Finance (USA) Trust II 6.45% 20654,5	3,000	2,730
ZFS Finance (USA) Trust V 6.50% 20674,5	793	658
Qwest Capital Funding, Inc. 7.90% 2010	250	254
Qwest Capital Funding, Inc. 7.25% 2011	2,055	2,065
Qwest Corp. 7.875% 2011	575	596
Qwest Communications International Inc., Series B, 7.50% 2014	250	248
U S WEST Communications, Inc. 6.875% 2033	250	204
Mandalay Resort Group 6.375% 2011	275	247
MGM MIRAGE 6.75% 2013	915	770
MGM MIRAGE 13.00% 20135	1,100	1,265
MGM MIRAGE 5.875% 2014	1,250	987
MGM MIRAGE 6.625% 2015	100	78
Petroplus Finance Ltd. 6.75% 20145	1,575	1,482
Petroplus Finance Ltd. 7.00% 20175	1,850	1,693
Petroplus Finance Ltd. 9.375% 20195	150	148
AMC Entertainment Inc. 8.00% 2014	525	509
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,407
AMC Entertainment Inc. 8.75% 2019	375	389
Amgen Inc. 5.70% 2019	3,000	3,304
Seneca Gaming Corp. 7.25% 2012	1,300	1,209
Seneca Gaming Corp., Series B, 7.25% 2012	2,250	2,092
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 20193	3,270	3,276
Quebecor Media Inc. 7.75% 2016	2,250	2,239
Quebecor Media Inc. 7.75% 2016	1,000	995
Credit Suisse Group AG 5.50% 2014	3,000	3,227
Centennial Communications Corp. 10.00% 2013	2,250	2,354
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	840	869
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	3,217
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	3,135	3,213
Crown Castle International Corp. 9.00% 2015	2,525	2,670
Crown Castle International Corp. 7.75% 20175	500	520
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20143,5	3,115	3,186
SunGard Data Systems Inc. 9.125% 2013	3,138	3,185
Developers Diversified Realty Corp. 5.375% 2012	2,450	2,298
Developers Diversified Realty Corp. 5.50% 2015	1,023	887
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,280	3,182
CSC Holdings, Inc. 8.50% 20145	3,000	3,165
Thomson Reuters Corp. 5.95% 2013	1,750	1,923
Thomson Reuters Corp. 6.50% 2018	1,085	1,229
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20373	3,130	3,131
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	3,000	3,121
CHS/Community Health Systems, Inc. 8.875% 2015	3,000	3,082
Dow Chemical Co. 8.55% 2019	2,720	3,063
Ashtead Group PLC 8.625% 20155	1,915	1,848
Ashtead Capital, Inc. 9.00% 20165	1,250	1,206
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 20213	3,281	3,017
Hewlett-Packard Co. 5.50% 2018	2,750	3,010
Hanesbrands Inc., Series B, 4.593% 20144	3,405	3,005
Brandywine Operating Partnership, LP 7.50% 2015	3,000	3,005
Smithfield Foods, Inc. 10.00% 20145	2,000	2,110
Smithfield Foods, Inc. 7.75% 2017	1,075	890
Realogy Corp., Term Loan B, 3.254% 20133,4,8	212	180
Realogy Corp., Letter of Credit, 3.281% 20133,4,8	57	48
Realogy Corp. 10.50% 2014	1,175	858
Realogy Corp. 11.75% 20144,6	869	578
Realogy Corp., Second Lien Term Loan A, 13.50% 20173,8	1,250	1,309
Coventry Health Care, Inc. 5.875% 2012	3,000	2,971
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 20123,4,5	2,939	2,970
Intelsat Jackson Holding Co., Series B, 8.875% 20155	1,150	1,176
Intelsat, Ltd. 8.875% 2015	450	460
Intelsat Jackson Holding Co. 9.50% 2016	1,225	1,292
CoBank ACB 0.899% 20224,5	4,275	2,919
Rouse Co. 6.75% 20135,9	1,875	1,624
Rouse Co. 5.375% 20139	1,500	1,286
Royal Caribbean Cruises Ltd. 11.875% 2015	2,575	2,910
PTS Acquisition Corp. 10.25% 20154,6	3,290	2,879
Lafarge 6.15% 2011	390	406
Lafarge 6.50% 2016	2,450	2,452
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	2,205	2,293
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	525	550
B/E Aerospace 8.50% 2018	2,725	2,800
TransDigm Inc. 7.75% 2014	2,800	2,793
Teck Resources Ltd. 9.75% 2014	2,500	2,762
StatoilHydro ASA 5.25% 2019	2,500	2,708
Host Marriott, LP, Series K, 7.125% 2013	500	496
Host Hotels & Resorts LP 9.00% 20175	2,075	2,210
Koninklijke Philips Electronics NV 5.75% 2018	2,500	2,695
NRG Energy, Inc. 7.25% 2014	2,665	2,625
DISH DBS Corp. 7.875% 20195	2,500	2,537
CSN Islands XI Corp. 6.875% 20195	2,500	2,536
Northwest Airlines, Inc., Term Loan B, 3.79% 20133,4,8	384	325
Delta Air Lines, Inc. 9.50% 20145	1,350	1,357
Northwest Airlines, Inc., Term Loan A, 2.04% 20183,4,8	1,085	841
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20145	2,500	2,521
American Express Co. 8.15% 2038	2,000	2,448
Thomson Learning 10.50% 20155	2,575	2,446
Marks and Spencer Group PLC 6.25% 20175	2,500	2,432
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20433,4	2,575	2,415
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 20233	2,225	2,395
RailAmerica Inc. 9.25% 20175	2,250	2,368
Goodyear Tire & Rubber Co. 8.625% 2011	906	940
Goodyear Tire & Rubber Co. 10.50% 2016	1,300	1,417
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 20333	1,167	1,182
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20383	1,100	1,076
PETRONAS Capital Ltd. 7.00% 20125	2,050	2,258
Duane Reade Inc. 11.75% 20155	2,105	2,221
Express Scripts Inc. 5.25% 2012	2,080	2,209
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.596% 20373,4	4,843	2,193
MetroPCS Wireless, Inc. 9.25% 2014	1,125	1,156
MetroPCS Wireless, Inc. 9.25% 2014	1,000	1,027
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,835	2,168
ERP Operating LP 5.25% 2014	1,000	1,016
ERP Operating LP 6.584% 2015	1,085	1,138
CNA Financial Corp. 6.50% 2016	2,270	2,143
Wendy's/Arby's Group Inc. 10.00% 20165	2,000	2,135
Graphic Packaging International, Inc. 9.50% 20175	2,000	2,135
UPC Holding BV 9.875% 20185	2,000	2,110
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,225	876
Hawker Beechcraft Acquisition Co., LLC 9.625% 20154,6	1,730	1,116
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	150	92
New York Life Global Funding 4.65% 20135	1,940	2,044
Valeant Pharmaceuticals 8.375% 20165	2,000	2,040
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,000	2,038
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.774% 20373,4	3,104	2,023
State of California, Various Purpose General Obligation Bonds 7.50% 2034	1,800	2,014
Georgia-Pacific LLC 7.00% 20155	1,355	1,341
Georgia-Pacific LLC 8.25% 20165	645	672
Warner Music Group 7.375% 2014	1,290	1,242
Warner Music Group 9.50% 20165	725	768
Charles Schwab Corp., Series A, 6.375% 2017	1,775	1,986
Wind Acquisition SA 11.75% 20175	1,750	1,982
Liberty Mutual Group Inc. 6.50% 20355	535	433
Liberty Mutual Group Inc. 7.50% 20365	1,815	1,537
Digicel Group Ltd. 12.00% 20145	200	225
Digicel Group Ltd. 12.00% 2014	300	337
Digicel Group Ltd. 8.875% 20155	1,500	1,402
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 20123	1,939	1,965
Banque Centrale de Tunisie 7.375% 2012	1,750	1,934
Esterline Technologies Corp. 6.625% 2017	2,000	1,930
AES Panamá, SA 6.35% 20165	2,000	1,921
Boston Scientific Corp. 5.45% 2014	710	715
Boston Scientific Corp. 5.125% 2017	185	175
Boston Scientific Corp. 7.00% 2035	1,105	1,018
Canadian National Railway Co. 4.95% 2014	1,000	1,080
Canadian National Railway Co. 5.55% 2018	750	824
VWR Funding, Inc. 11.25% 20154,6	2,025	1,858
Serena Software, Inc. 10.375% 2016	1,936	1,839
Rockwood Specialties Group, Inc. 7.50% 2014	1,825	1,825
Nalco Co. 7.75% 2011	414	416
Nalco Co. 8.875% 2013	875	903
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	475	493
Owens-Brockway Glass Container Inc. 7.375% 2016	1,750	1,785
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 20123	43	44
United Air Lines, Inc., Term Loan B, 2.25% 20143,4,8	1,001	746
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20243	1,101	941
Wal-Mart Stores, Inc. 5.375% 2017	390	427
Wal-Mart Stores, Inc. 5.80% 2018	1,110	1,249
Alabama Power Co., Series 2008-B, 5.80% 2013	1,500	1,658
Paribas, New York Branch 6.95% 2013	1,125	1,245
BNP Paribas 4.80% 20155	385	393
Gulfstream Natural Gas 6.19% 20255	1,670	1,631
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20153	1,500	1,608
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,597
TEPPCO Partners LP 7.00% 20674	1,860	1,595
DAE Aviation Holdings, Inc. 11.25% 20155	1,990	1,562
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 20123	1,546	1,560
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 20153,5	1,500	1,556
CIT Group Inc., Term Loan, 13.00% 20123,4,8	1,500	1,552
Nordstrom, Inc. 6.95% 2028	1,500	1,543
Colombia (Republic of) Global 10.375% 2033	484	709
Colombia (Republic of) Global 7.375% 2037	715	812
Allstate Corp., Series B, 6.125% 20674	1,830	1,501
Ingles Markets, Inc. 8.875% 2017	1,450	1,493
American Media Operation 9.00% 20135,6	186	115
American Media Operation 14.00% 20134,5,6	2,167	1,365
TNK-BP Finance SA 7.50% 20165	1,500	1,466
Windstream Corp. 8.125% 2013	1,075	1,110
Windstream Corp. 8.625% 2016	300	308
Argentina (Republic of) GDP-Linked 2035	21,000	1,407
Husky Energy Inc. 5.90% 2014	1,300	1,404
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.723% 20353,4	2,207	1,386
Georgia Gulf Corp., Term Loan B, 10.00% 20133,4,8	1,332	1,314
Concho Resources Inc. 8.625% 2017	1,250	1,288
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.378% 20423,4	1,250	1,286
Fox Acquisition LLC, Term Loan B, 7.25% 20153,4,8	520	454
Fox Acquisition LLC 13.375% 20165	1,225	784
Surgical Care Affiliates, Inc. 9.625% 20154,5,6	839	650
Surgical Care Affiliates, Inc. 10.00% 20175	700	564
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20283	1,250	1,181
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 20233,5	1,806	1,115
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 20333	44	45
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 20383	1,000	1,055
Kohl's Corp. 6.00% 2033	235	233
Kohl's Corp. 6.875% 2037	765	858
Chubb Corp. 6.375% 20674	1,160	1,061
General Electric Co. 5.00% 2013	1,000	1,056
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 20363,4	3,318	1,053
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20143	1,053	1,043
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 20363,5	850	839
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 20363,5	200	198
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20373,4	2,050	1,022
TuranAlem Finance BV 8.00% 20149	1,230	317
TuranAlem Finance BV 8.50% 20159	1,900	475
TuranAlem Finance BV, Series 8, 8.25% 20379	745	179
Northern Rock PLC 5.60% (undated)4,5	3,635	345
Northern Rock PLC 6.594% (undated)4,5	6,480	616
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.515% 20443,4	1,000	953
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20483	1,000	926
Kansas City Southern Railway Co. 13.00% 2013	800	924
Local T.V. Finance LLC, Term Loan B, 2.25% 20133,4,8	278	219
Local T.V. Finance LLC 10.00% 20154,5,6	1,990	686
Cott Beverages Inc. 8.00% 2011	875	874
Tyson Foods, Inc. 7.85% 20164	835	856
Newpage Corp. 11.375% 20145	850	839
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.497% 20353,4	1,213	823
Cinemark USA, Inc. 8.625% 20195	750	779
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 20113,5	750	768
CEVA Group PLC 11.625% 20165	775	753
Vitamin Shoppe Industries Inc. 7.94% 20124	750	750
Continental Resources 8.25% 20195	725	749
Radio One, Inc. 6.375% 2013	2,060	726
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 20122	750	700
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20133	550	549
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20193	164	122
SBA Telecommunications, Inc. 8.00% 20165	650	668
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.416% 20373,4	1,367	643
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 20203	607	613
Unum Group 7.125% 2016	555	562
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 20113	540	551
J.C. Penney Corp., Inc. 6.375% 2036	630	523
Atlas Copco AB 5.60% 20175	500	513
Burlington Coat Factory Warehouse Corp. 11.125% 2014	500	493
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.617% 20353,4	625	430
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 20363,5	105	104
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 20363,5	105	104
Banc of America Funding Trust, Series 2005-H, Class 9-A-1, 5.878% 20353,4	669	416
General Motors Acceptance Corp. 7.50% 20135	167	148
General Motors Acceptance Corp. 8.00% 20185	250	191
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 20343	386	327
Cooper-Standard Automotive Inc. 7.00% 20129	250	131
Cooper-Standard Automotive Inc. 8.375% 20149	1,225	190
Hawaiian Telcom Communications, Inc. 9.75% 20139	1,060	16
Hawaiian Telcom Communications, Inc. 8.765% 20134,9	90	1
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20143,4,6,8	429	268
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 20313	301	249
Lazard Group LLC 7.125% 2015	200	202
Iraq (Republic of) 5.80% 20283,5	250	191
Pemex Project Funding Master Trust 9.125% 2010	110	117
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 4.24% 20123,4,8	107	103
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 20363,4	316	50
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20373,4	411	38
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.292% 20273,4,5	69	50
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 20233,5	51	33
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 20373	24	24
Standard Pacific Corp. 6.25% 2014	25	22
Atrium Companies, Inc. 15.00% 20125,6	786	16
Young Broadcasting Inc. 10.00% 20119	2,695	3
		3,444,560

Total bonds & notes (cost: $8,810,724,000)		9,348,943

Preferred securities — 0.74%	Shares

U.S. DOLLARS — 0.48%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares4,5	8,800,000	8,998
Barclays Bank PLC 6.86%4,5	3,005,000	2,359
Barclays Bank PLC 7.434%4,5	6,260,000	5,572
Resona Preferred Global Securities (Cayman) Ltd. 7.191%4,5	9,155,000	7,607
Banco Bilbao Vizcaya Argentaria, SA, 5.919%4	7,430,000	5,580
BNP Paribas 7.195%4,5	5,300,000	4,664
BNP Paribas Capital Trust 9.003% noncumulative trust4,5	685,000	658
PNC Preferred Funding Trust III 8.70%4,5	2,100,000	1,986
PNC Preferred Funding Trust I 6.517%4,5	1,600,000	1,002
JPMorgan Chase & Co., Series I, 7.90%4	2,700,000	2,601
Société Générale 5.922%4,5	1,000,000	721
Société Générale 5.922%4	2,000,000	1,442
AXA SA, Series B, 6.379%4,5	2,035,000	1,648
Wells Fargo & Co. 7.98%4	1,725,000	1,578
QBE Capital Funding II LP 6.797%4,5	750,000	588
		47,004

EUROS — 0.17%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative4	15,750,000	12,450
HVB Funding Trust VIII 7.055%4	3,750,000	4,419
		16,869

BRITISH POUNDS — 0.09%
Barclays Bank PLC 14.00%4	3,500,000	7,275
SMFG Preferred Capital GBP 1 Ltd. 6.164%4	990,000	1,292
		8,567

Total preferred securities (cost: $71,700,000)		72,440

Common stocks — 0.00%

U.S. DOLLARS — 0.00%
American Media Operations, Inc.2,5,10	39,729	—	*

Total common stocks (cost: $0)		—	*

Warrants — 0.00%

U.S. DOLLARS — 0.00%
GT Group Telecom Inc., warrants, expire 20102,5,10	1,000	—	*
Atrium Corp., warrants, expire 20182,5,10	367	—	*

Total warrants (cost: $52,000)		—	*

	Principal amount
Short-term securities — 4.09%	(000)

Federal Home Loan Bank 0.15%–0.56% due 10/19–10/30/2009	US$56,000	55,993
Old Line Funding, LLC 0.20% due 10/20/20095	38,121	38,117
Québec (Province of) 0.17% due 10/23–11/3/20095	36,900	36,895
Denmark (Kingdom of) 0.17% due 12/17/2009	30,000	29,981
Société Générale North America, Inc. 0.32% due 10/22/2009	25,000	24,995
Barton Capital LLC 0.26% due 10/13/20095	2,600	2,600
Private Export Funding Corp. 0.25% due 12/9/20095	25,000	24,989
Province of Ontario 0.14% due 10/30/2009	22,500	22,497
ANZ National (International) Ltd. 0.23% due 11/12/20095	22,200	22,194
BNP Paribas Finance Inc. 0.20% due 10/21/2009	21,750	21,747
Total Capital Canada Ltd. 0.26% due 10/15/20095	19,800	19,798
Westpac Banking Corp. 0.32% due 10/1/20095	18,400	18,400
Novartis Finance Corp. 0.05% due 10/1/20095	18,000	18,000
ING (U.S.) Funding LLC 0.18% due 10/2/2009	17,200	17,200
U.S. Treasury Bills 0.18% due 10/22/2009	16,500	16,499
National Australia Funding (Delaware) Inc. 0.21% due 12/14/20095	11,700	11,693
Freddie Mac 0.195% due 12/1/2009	11,500	11,499
CBA (Delaware) Finance Inc. 0.245% due 12/3/2009	10,000	9,996

Total short-term securities (cost: $403,096,000)		403,093

Total investment securities (cost: $9,285,572,000)		9,824,476
Other assets less liabilities		34,031

Net assets		US$9,858,507

*Amount less than one thousand.

1Index-linked bond whose principal amount moves with a government retail price index.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $625,752,000, which represented 6.35% of the net assets of the fund.
3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4Coupon rate may change periodically.

5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $813,697,000, which represented 8.25% of the net assets of the fund.

6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Step bond; coupon rate will increase at a later date.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $18,517,000, which represented .19% of the net assets of the fund.

9Scheduled interest and/or principal payment was not received.
10Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-931-1109O-S21470

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc. (the “Fund”) as of September 30, 2009, and for the year then ended and have issued our report thereon dated November 9, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 9, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: November 30, 2009

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: November 30, 2009